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                                    INDENTURE


                                     BETWEEN

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE




                           DATED AS OF AUGUST 15, 2005








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




                                TABLE OF CONTENTS

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

                                                                                        PAGE
                                                                                        ----
Section 1.01    Definitions................................................................5

                                                  ARTICLE II

                                  AUTHORIZATION, TERMS AND EXECUTION OF BONDS

Section 2.01    Issuance of Bonds in One or More Series...................................11
Section 2.02    Particular Terms of the Initial Bonds.....................................11
Section 2.03    General Terms of Bonds....................................................11
Section 2.04    Execution of Bonds........................................................14
Section 2.05    Authentication of Bonds...................................................14
Section 2.06    Interchangeability of Bonds...............................................15
Section 2.07    Transfer and Registry of Bonds and Agency Therefor........................15
Section 2.08    Transfer of Bonds.........................................................15
Section 2.09    Ownership of Bonds and Effect of Registration.............................15
Section 2.10    Mutilated, Destroyed, Stolen or Lost Bonds................................15
Section 2.11    Regulations with Respect to Registration, Exchanges and Transfers.........16
Section 2.12    Cancellation and Destruction of Surrendered Bonds.........................16

                                                  ARTICLE III

                                     AUTHENTICATION AND DELIVERY OF BONDS

Section 3.01    Authorization of Bonds....................................................17
Section 3.02    Issuance of Initial Bonds.................................................17
Section 3.03    Disposition of Proceeds of Bonds..........................................17
Section 3.04    Issuance of Additional Bonds..............................................17

                                                  ARTICLE IV

                                               CREATION OF FUNDS

Section 4.01    Establishment of Funds and Accounts.......................................20
Section 4.02    Payments into the Bond Fund...............................................20
Section 4.03    Application of the Bond Fund..............................................20
Section 4.04    Moneys to be Held in Trust................................................21
Section 4.05    No Further Payments Needed................................................21
Section 4.06    Funds Held for Bonds......................................................21
Section 4.07    Rebate Fund...............................................................22
Section 4.08    Payments into the Project Fund; Disbursements.............................22
Section 4.09    Completion of the Project.................................................22
Section 4.10    Debt Service Reserve Fund.................................................23

                                                   ARTICLE V

                                       INVESTMENT AND DEPOSIT OF MONIES

Section 5.01    Deposits..................................................................24
Section 5.02    Investments...............................................................24

                                                  ARTICLE VI

                                              REDEMPTION OF BONDS

Section 6.01    Bonds Subject to Redemption...............................................26
Section 6.02    Bonds Subject to Redemption; Selection of Bonds to be
                Called for Redemption.....................................................26
Section 6.03    Special Mandatory Redemption - Breach of Certain Public
                 Purpose Covenants........................................................27
Section 6.04    Procedure for Redemption .................................................28
Section 6.05    Payment of Redemption Price...............................................29


                                                  ARTICLE VII

                                          COVENANTS OF THE AUTHORITY

Section 7.01    Payment of Principal of and Interest on Bonds.............................30
Section 7.02    Corporate Existence; Compliance with Laws.................................30
Section 7.03    Enforcement of Agreement; Notice of Default...............................30
Section 7.04    Further Assurances........................................................30
Section 7.05    Financing Statements......................................................30
Section 7.06    Intentionally Omitted.....................................................31

Section 7.07    Creation of Liens.........................................................31
Section 7.08    Exclusion of Interest on the Bonds from Gross Income......................31
Section 7.09    Continuing Disclosure.....................................................31
Section 7.10    Event of Default..........................................................31
Section 7.11    Immunity of Authority.....................................................31
Section 7.12    Authority and Trustee Entitled to Indemnity...............................32
Section 7.13    Neither Authority Nor Trustee Responsible for Insurance,
                Taxes, Execution of Indenture, Acts of the Authority or Application
                of Moneys Applied in Accordance with this Indenture.......................32
Section 7.14    Authority and Trustee May Rely on Certificates............................33
Section 7.15    Further Assurances........................................................33

                                                 ARTICLE VIII

                                             DEFAULTS AND REMEDIES

Section 8.01    Events of Default.........................................................34
Section 8.02    Enforcement of Agreement..................................................35
Section 8.03    Judicial Proceedings by Trustee...........................................35
Section 8.04    Discontinuance or Abandonment of Proceedings..............................36
Section 8.05    Bondholders May Direct Proceedings........................................36
Section 8.06    Limitations on Actions by Bondholders.....................................36
Section 8.07    Trustee May Enforce Rights Without Possession of Bonds....................37
Section 8.08    Remedies Not Exclusive....................................................37
Section 8.09    Delays and Omissions Not to Impair Rights.................................37
Section 8.10    Application of Moneys in Event of Default.................................37
Section 8.11    Trustee's Right to Receiver; Compliance with Act..........................38
Section 8.12    Trustee and Bondholders Entitled to All Remedies Under Act................38

                                                  ARTICLE IX

                                                  THE TRUSTEE

Section 9.01    Acceptance of Trust.......................................................39
Section 9.02    No Responsibility, Etc....................................................39
Section 9.03    Trustee May Act Through Agents; Answerable Only for Willful
                Misconduct or Negligence..................................................39
Section 9.04    Compensation..............................................................39
Section 9.05    Notice of Default; Right to Investigate...................................39
Section 9.06    Obligation to Act on Defaults.............................................40
Section 9.07    Reliance on Requisition, Etc..............................................40

Section 9.08    Trustee May Deal in Bonds; Other Financial Transactions...................40
Section 9.09    No Duty to Renew Insurance................................................40
Section 9.10    Intentionally Omitted.....................................................40
Section 9.11    Resignation of Trustee....................................................40
Section 9.12    Removal of Trustee........................................................40
Section 9.13    Appointment of Successor Trustee..........................................41
Section 9.14    Qualification of Successor................................................41
Section 9.15    Instruments of Succession.................................................41
Section 9.16    Merger of Trustee.........................................................41

                                                     ARTICLE X

                                      EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                                          AND PROOF OF OWNERSHIP OF BONDS

Section 10.01     Ownership of Bonds......................................................43

                                                    ARTICLE XI

                                            AMENDMENTS AND SUPPLEMENTS

Section 11.01     Amendments and Supplements Without Bondholders' Consent.................44
Section 11.02     Amendments with Bondholders' Consent....................................44
Section 11.03     Company Consent Required................................................44
Section 11.04     Amendment of Agreement..................................................44
Section 11.05     Trustee Authorized to Join in Amendments and Supplements;
                  Reliance on Counsel.....................................................45

                                                    ARTICLE XII

                                                    DEFEASANCE

Section 12.01     Defeasance..............................................................46
                                                   ARTICLE XIII

                                                   MISCELLANEOUS

Section 13.01     Dissolution.............................................................47
Section 13.02     No Rights Conferred on Others...........................................47
Section 13.03     Deposit of Funds for Payment of Bonds...................................47
Section 13.04     Severability of Invalid Provisions......................................47

Section 13.05     No Personal Recourse....................................................48
Section 13.06     Notice..................................................................48
Section 13.07     Execution in Several Counterparts.......................................48
Section 13.08     Laws Governing Indenture................................................49
Section 13.09     Successors and Assigns..................................................49
Section 13.10     Headings for Convenience Only...........................................49
Section 13.11     Credits on the Notes....................................................49
Section 13.12     Payments Due on Saturdays, Sundays and Holidays.........................49


Section 13.13     Form of Bonds...........................................................49

EXHIBIT A - FORM OF SERIES A BOND
EXHIBIT B - FORM OF SERIES B BOND

                                    INDENTURE

         THIS INDENTURE, dated as of August 15, 2005, between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey, and THE BANK OF NEW YORK, as Trustee (the "Trustee"), a state banking corporation organized and existing under the laws of the State of New York, with fiduciary and corporate trust powers in New Jersey, having a corporate trust office and place of business in West Paterson, New Jersey.

                              W I T N E S S E T H:

         WHEREAS, The New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey (the "State"), approved on August 7, 1974 as amended and supplemented, (the "Act") declares it to be in the public interest and to be the policy of the State to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises by making available financial assistance, to locate, remain or expand within the State; and

         WHEREAS, the Authority was created to aid in remedying the aforesaid conditions and further to implement the purposes of the Act, and the Legislature has determined and declared as a matter of express legislative determination that the authority and powers conferred upon the Authority under the Act and the expenditure of moneys pursuant thereto constitutes a serving of a valid public purpose and that the enactment of the provisions set forth in the Act is in the public interest and for the public benefit and good; and

         WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority, on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

         WHEREAS, on September 2, 1999, the Authority issued its Economic Development Bonds (Elite Pharmaceuticals, Inc. - 1999 Project) in the aggregate principal amount of $3,000,000 (the "1999 Bonds") for the purpose of the acquisition of land and an existing approximately 15,000 sq. ft. building and the acquisition of equipment, to be used in the manufacturing of pharmaceutical products to be located in the municipality of Northvale, County of Bergen, State of New Jersey (the "Project Site"); and

         WHEREAS, Elite Pharmaceuticals, Inc. (the "Company") has requested, and the Authority has determined to issue, its Economic Development Bonds

(Elite Pharmaceuticals, Inc. - 2005 Project) in the aggregate principal amount of $3,660,000 (the "Series A Bonds") for the purpose of currently refunding and redeeming the 1999 Bonds and to finance the acquisition of additional equipment to be used in the manufacturing of pharmaceutical products at the Project Site (the "Project") and its Economic Development Bonds (Elite Pharmaceuticals, Inc.
- 2005 Project), Federally Taxable Series B, in the aggregate principal amount of $495,000 (the "Series B Bonds"; together with the Series A Bonds, the "Initial Bonds") for the purpose of refinancing the purchase of equipment used at the Project Site and to finance costs of issuance incurred in connection with the issuance of the Initial Bonds, all pursuant to a Loan Agreement by and between the Authority and the Company dated as of August 15, 2005 (the "Agreement"); and

         WHEREAS, the Authority at a meeting thereof duly convened and held on July 12, 2005, has duly authorized the execution and delivery of this Indenture and the issuance thereunder of the Initial Bonds upon and subject to the terms and conditions hereinafter set forth; and

         WHEREAS, all acts and things have been done and performed, which are necessary to make the Initial Bonds, when executed and issued by the Authority, authenticated by the Trustee and delivered, the valid and binding legal obligations of the Authority in accordance with their terms and to make this Indenture a valid and binding agreement for the security of the Bonds authenticated and delivered under this Indenture.

         NOW THEREFORE, THIS INDENTURE WITNESSETH: That, to provide for the payment of principal or Redemption Price, as the case may be and interest in respect of the Bonds, issued and outstanding under this Indenture, together with interest thereon, the rights of the bondholders and the performance of the covenants contained in said Bonds and herein, the Authority has caused the Company to deliver the Agreement, the Mortgage, the Assignment of Leases and the Notes (as hereinafter defined) and as otherwise set forth in the Agreement and does hereby sell, assign, transfer, set over and pledge unto the Trustee, its successors in the trust and its assigns forever, all the right, title and interest of the Authority in and to, and remedies under, the Notes, the Mortgage, the Assignment of Leases and the Agreement and all the right, title and interest of the Authority in and to the Revenues, the Collateral, the Project, the Project Fund, the Bond Fund and all other funds under this Indenture (other than the Rebate Fund) (as such terms are hereinafter defined) (hereafter referred to as the "Trust Estate").

         TO HAVE AND TO HOLD all and singular said Trust Estate; granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged, aliened, remised, released, confirmed and set over by the Authority as aforesaid or intended so to be, unto the said Trustee, its successors and assigns, forever.

         IN TRUST, NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, for the equal benefit, protection and security of the Holders of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity, shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, and for securing the observance and performance of all the conditions, covenants, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared.

         EXPRESSLY RESERVING to the Authority the concurrent right:

                  (a) to receive notices under this Indenture and the Agreement;

                  (b) to consent to any amendments, modifications or supplements to the Agreement and this Indenture;

                  (c) to  receive  payments  under and to  enforce  pursuant  to
Article VII of the Agreement all provisions or covenants in the Agreement under and in accordance with the terms of the following sections:

                  Section 3.02 relating to disbursements from the Project Fund;

                  Section 3.03 relating to the limitations of the Authority's liability;

                  Section   4.01   relating  to  certain   representations   and
warranties of the Company;

                  Section 4.11 relating to untrue statements of the Company;

                  Section 6.01 relating to the preservation of property and the Collateral;

                  Section 6.02 relating to insurance;

                  Section 6.04 relating to the Project;

                  Section  6.05  relating  to  compliance   with  the  Code  and
arbitrage regulations;

                  Section 6.07 relating to compliance with the Department of Environmental Protection;

                  Section 6.08 relating to financial statements;

                  Section 6.10 relating to indemnification;

                  Section 6.12 relating to reporting the number of employees;

                  Section 6.14 relating to inspection of the Project;

                  Section 6.20 relating to a Project sign;

                  Section 6.21 relating to brokerage fees;

                  Section 6.24 relating to compliance with the Indenture;

                  Section 7.05 relating to the payment of attorneys' fees and expenses;

                  Section 7.07 relating to certain remedies of the Authority;

                  Section 8.03 relating to the payment of fees and expenses;

                  Section   8.06   relating   to   modifications,   waivers  and
amendments;

                  Section 8.08 relating to the Authority's assignment;

                  Section 8.09 relating to further assurances and corrective instruments; and

                  Section 8.13 relating to the special, limited obligations of the Authority;

                  (d) the concurrent right to receive any and all reports, notices, surveys, certificates and evidences of performance which the Company may be required to furnish pursuant to the terms of the Agreement and the right to exercise any rights of inspection granted to it pursuant to the terms of the Agreement, whether or not the Trustee shall have exercised or shall have purported to exercise such rights and remedies, without limiting the obligation of the Trustee to do so;

                  (e) to receive indemnification and to be held harmless by the Company;

                  (f) to redeem or cancel the Bonds in accordance with the Agreement and this Indenture;

whether or not the Trustee shall have exercised or shall have purported to exercise such rights and remedies, without limiting the obligation of the Trustee to do so (the foregoing rights being referred to as the "Reserved Rights").

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

         SECTION 1.01. DEFINITIONS. As used or referred to in this Indenture, unless a different meaning clearly appears from the context:

         "Act" shall have the meaning given in the recitals hereto;

         "Additional  Bonds" shall mean any series of Bonds  issued  pursuant to
Section 3.04 hereof subsequent to the Initial Bonds;

         "Additional  Notice"  shall mean the notice of  redemption  required by
Section 6.03;

         "Agreement" shall have such meaning given in the recitals hereto;

         Articles and Sections mentioned by number are the respective Articles and Sections of this Indenture so numbered;

         "Assignment of Leases" means the assignment dated the Closing Date from the Company to the Authority, which is made part of the record of proceedings and assigning to the Authority the benefits of existing and future leases on the Project;

         "Authority" shall have the meaning given in the recitals hereto;

         "Authorized Authority Representative" shall mean any individual or individuals duly authorized by the Authority to act on its behalf;

         "Authorized   Denominations"  means  denominations  of  $5,000  or  any
integral multiple thereof;

         "Bond" or "Bonds" means any of the bonds of the Authority authenticated and delivered under and pursuant to this Indenture, including the Initial Bonds and Additional Bonds, if any. Such Bonds may be Taxable Bonds or Tax-exempt Bonds;

         "Bondholder" or the term "Holder" or any similar term, when used with reference to a Bond or Bonds, means any person who shall be the registered owner of any Bond or Bonds;

         "Bond Counsel" means McManimon & Scotland, L.L.C., or an attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds;

         "Bond Fund" means the fund so designated which is established and created by Section 4.01 hereof;

         "Bond Year" shall have the same meaning as that in the Agreement;

         "Certified Resolution" means a copy of one or more resolutions or amending resolutions certified by the Secretary or Assistant Secretary of the Authority under its seal to have been duly adopted by the Authority and to be in effect on the date of such certification;

         "Closing Date" means August 31, 2005;

         "Collateral" shall mean the land, building, fixtures and other facilities in which the Authority is granted a lien by the Mortgage, the lease and revenues assigned by the Assignment of Leases, the assets subject to the security interest created by the Security Agreement and the security interest under Section 2.07 of the Agreement;

         "Company" shall have the meaning given in the recitals hereto;

         "Cost" or "Costs"shall have the same meaning as that in the Agreement;

         "Counsel" means an attorney at law or law firm serving as counsel for the Authority, the Trustee or the Company;

         "Debt Service Reserve Fund" shall mean the Fund  established by Section
4.10 hereof;

         "Event of Default" means any of the events specified in Section 8.01 hereof to be an Event of Default;

         "Government Obligations" means (a) direct obligations of the United States for which its full faith and credit are pledged for the full and timely payment thereof, (b) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States for the full and timely payment thereof or (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b).

         "Guarantor" shall mean Elite Laboratories, Inc. and any successor guarantor of the Loans;

         "Indenture" means this Trust Indenture as amended or supplemented at the time in question;

         "Initial Bonds" shall have the meaning given in the recitals hereto;

         "Interest Account" means the account so designated which is established and created by Section 4.01 hereof;

         "Interest Payment Date" means March 1 and September 1 of each Bond Year, commencing March 1, 2006;

         "Investment Obligations" means, to the extent permitted by law (i) Government Obligations, (ii) obligations rated in one of the two highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Rating Group, a division of McGraw Hill, Inc., the interest on which is excludable from gross income under Section 103 of the Code, (iii) money market funds investing exclusively in the obligations listed in (i) or (ii) or repurchase agreements secured by such obligations rated AAA or better which may include funds as to which the Trustee or any affiliate of the Trustee provides and earns compensation for managerial, investment and/or custodial services, (iv) repurchase agreements secured exclusively by obligations listed in (i) or (ii),
(v) commercial paper of a quality rated either A-1 or P-1 by Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or Moody's Investors Service, Inc., (vi) shares of an Investment Company, organized under the Investment Company Act of 1940, as amended, including an Investment Company for which the Trustee or any affiliate provides and is compensated for managerial, investment and/or custodial services, which invests its assets substantially in obligations of the type described in clauses (i) and (ii) or repurchase agreements secured by such obligations rated AAA or better, (vii) bank deposits or certificates, if such deposits or certificates are insured by FDIC or FSLIC, (viii) banker's acceptances of any bank (including the Trustee) organized under the laws of the State or the United States or any foreign bank having a branch organized and existing under the laws of the State or of the State of New York rated A or higher by Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or Moody's Investors Service, Inc., and (ix) guaranteed investment contracts (GICs) rated BBB or higher by Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or Moody's Investors Service, Inc.;

         "Loans" shall mean the Series A Loan and the Series B Loan;

         "Majority of Owners" means collectively, the owners of more than fifty percent (50%) of the Bonds Outstanding;

         "Mortgage" shall mean the first lien mortgage on the Premises, subject only to Permitted Encumbrances, which is made part of the record of proceedings, executed by the Company, as Mortgagor and given to the Authority, as Mortgagee;

         "Notes" shall mean the Series A Note and the Series B Note;

         "1999 Bonds" shall have the meaning given in the recitals hereto;

         "Outstanding", when used with reference to Bonds and as of any particular date, describes all Bonds theretofore and thereupon being authenticated and delivered except (a) any Bond canceled by the Trustee at or before said date, (b) any Bond for the payment or redemption of which cash, equal to the principal amount or Redemption Price thereof, as the case may be, with interest to the date of maturity or redemption date, shall have theretofore been deposited with the Trustee in trust whether upon or prior to maturity or the redemption date of such Bonds and, except in the case of a Bond to be paid at maturity, of which notice of redemption shall have been given or provided for in accordance with Article VI, and (c) any Bond in lieu of or in substitution for which another Bond shall have been authenticated and delivered pursuant to the provisions of this Indenture;

         "Paying Agent" means any paying agent appointed pursuant to this Indenture, and its successor or successors of any other corporation or association which may at any time be substituted in its place pursuant to this Indenture;

         "Placement Agent" means Ryan Beck & Co., Shrewsbury, New Jersey;

         "Premises" shall mean the premises and all improvements thereon located in the municipality of Northvale, County of Bergen, in the State, as described in Schedule A to the Mortgage;

         "Principal   Account"   means  the  account  so  designated   which  is
established and created by Section 4.01 hereof;

         "Principal Installment Date" means any date on which the principal of any Bonds shall mature;

         "Project" shall have the meaning given in the recitals hereto;

         "Project Site" shall have the meaning given in the recitals hereto;

         "Rebatable Arbitrage" shall have the meaning given to such term in the Agreement;

         "Rebate Fund" shall mean the fund so designated and established pursuant to Section 4.07;

         "Redemption Price", when used with respect to a Bond, means the principal amount of such Bond plus the applicable premium, if any, and accrued interest payable upon redemption thereof in the manner contemplated in accordance with its terms pursuant to this Indenture;

         "Reserved Rights" shall have the meaning given in the recitals hereto;

         "Revenues" means (i) all amounts payable in respect of the Notes which may in the future be delivered to the Trustee, (ii) investment income in respect of any money held by the Trustee, and (iii) any other amounts paid by the Company to the Trustee pursuant to the Agreement (subject, however, to the Reserved Rights of the Authority);

         "Security Agreement" shall mean the Security Agreement dated as of August 15, 2005 by and between the Guarantor and the Authority in which the Guarantor grants a security interest in certain assets described therein;

         "Series A Bonds" shall have the meaning given in the recitals hereto;

         "Series A Loan" shall mean the loan from the Authority to the Company of the proceeds of the Series A Bonds;

         "Series A Note" shall mean the promissory note dated the Closing Date, executed and delivered by the Company to the Authority evidencing the Series A Loan;

         "Series B Bonds" shall have the meaning given in the recitals hereto;

         "Series B Loan" shall mean the loan from the Authority to the Company of the proceeds of the Series B Bonds;

         "Series B Note" shall mean the promissory note dated the Closing Date, executed and delivered by the Company to the Authority evidencing the Series B Loan;

         "Significant Bondholder" means any bond fund or bondholder which owns, manages, controls or the like more than One Million Dollars ($1,000,000) of Bonds Outstanding;

         "State" shall have the meaning given in the recitals hereto;

         "Supplemental Indenture" means any Indenture amending, modifying or supplementing this Indenture made, signed and becoming effective in accordance with the terms of Article XI hereof;

         "Taxable Bonds" shall mean Bonds, including the Series B Bonds, the interest on which is includable in the gross income of the holders thereof for federal income tax purposes;

         "Tax-exempt Bonds" shall mean Bonds, including the Series A Bonds, the interest on which is not includable in the gross income of the holders thereof for federal income tax purposes;

         "Trust Estate" shall have the meaning given in the recitals hereto;

         "Trustee"shall have the meaning given in the recitals hereto;

         The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Bonds) refer to this entire Indenture.

         Terms defined in the Agreement are hereby incorporated herein by reference as though set forth in full.

                                   ARTICLE II

                   AUTHORIZATION, TERMS AND EXECUTION OF BONDS

         SECTION 2.01. ISSUANCE OF BONDS IN ONE OR MORE SERIES. The Bonds may, at the election of the Authority, be issued in one or more series and, except as hereinafter provided, shall be designated generally as "Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project)" with such further appropriate particular designations added to or incorporated in such title for the Bonds of any particular series as the Authority may determine. Each Bond shall bear upon the face thereof the designation so selected for the series to which it belongs.

         SECTION 2.02. PARTICULAR TERMS OF THE INITIAL BONDS. There shall be issued under and secured by this Indenture a series of Bonds for the purpose of financing the Project to be designated "Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Series A" in the aggregate principal amount of $3,660,000 and a series of Bonds for the purpose of refinancing the purchase of equipment used at the Project Site and to finance costs of issuance incurred in connection with the issuance of the Initial Bonds to be designated "Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Federally Taxable Series B" in the aggregate principal amount of $495,000, and shall contain substantially the terms recited in the form of the Bonds in
Section 13.13 hereof. The Initial Bonds shall provide that principal or Redemption Price, and interest in respect thereof, shall be payable only out of Revenues.

         SECTION 2.03. GENERAL TERMS OF BONDS. Every Bond shall bear such designation or title, including the words "Economic Development Bond" with a series designation as may be fixed herein or by Supplemental Indenture prior to its authentication on original issuance by the Trustee. Every Bond shall be payable, with respect to principal or Redemption Price, and interest, in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for payment of public and private debts. Every Bond shall be issued as fully registered bonds in the form of a Bond or in the form of book entry and payable to Cede & Co. or to a named person or registered assigns, shall be substantially in the form as provided in this Indenture, with such omissions, insertions and variations as are properly required and as specified in a Supplemental Indenture. The Bonds shall be authenticated on or after the date of this Indenture, but may be dated a date preceding the date of this Indenture for the purposes of calculating accrued interest and the interest payable on the Initial Interest Payment Date. Interest on the Bonds shall be calculated on the basis of a 360-day year of twelve thirty day months. Interest on each Initial Bond shall be payable from and after its date first on March 1, 2006 and on March 1 and September 1 in each year thereafter to any Holder of Bonds as of the close of business on the record date next preceding such Interest Payment Date until the Authority's obligation with respect to the payment of the principal sum thereof shall be paid. Payments of principal, Redemption Price or interest due on the Bonds may also be payable by electronic funds transfer to any Holder of Bonds in the aggregate principal amount of $1,000,000 or more; provided such Holder requests such electronic funds transfer and delivers to the Trustee in writing, in the case of an interest payment, not later than the close of business on the December15 or June 15 (each a "Record Date") preceding such transfer or in the case of a payment of principal or Redemption Price, and not later than the close of business on June 15 preceding such transfer, the following information needed to make such transfer: the name of the bank to receive such transfer, wiring code of said bank, ABA number, account number of the Holder and name of a contact person at the bank. Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered owner on the relevant Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the registered owner in whose name the Bond is registered at the close of business on a special Record Date (the "Special Record Date") to be fixed by the Trustee, such Special Record Date to be not more than fifteen (15) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at such Bondholder's address as it appears in the Bond Register, not less than ten (10) days prior to such Special Record Date.

         All Initial Bonds shall each be of the minimum denomination of $5,000 or any integral multiple of $5,000 and shall each be in substantially the form provided for in Section 13.13. The Bonds of any series may contain or have endorsed thereon such provisions, specifications and descriptive words as are
(a) not inconsistent with the provisions of this Indenture, (b) necessary or desirable to comply with custom or the rules of any securities exchange or commission or brokerage board, and (c) authorized by a supplemental resolution adopted by the Authority prior to the authentication and delivery thereof by the Trustee. The Initial Bonds shall be dated August 15, 2005. Thereafter, each Bond shall be dated as of the date six (6)months preceding the interest payment date next following the date of delivery thereof by the Trustee, except that (a) if such date of such delivery shall be an interest payment date, said Bond shall be dated as of such date of delivery, or (b) if interest on such Bond shall not have been paid in full in accordance with its terms, then, notwithstanding any of the foregoing provisions of this Section, such Bond shall be dated as of the date to which interest has been paid in full on such Bond. Temporary Bonds in denominations specified by the Placement Agent are authorized to be issued, authenticated and delivered to the Placement Agent thereof in lieu of and until such time as Bonds in definitive form are available for authentication and delivery. The Initial Bonds shall be in the principal amounts set forth below and shall mature on the dates set forth below and shall bear interest at the rate of interest set forth below.

SERIES A BONDS:

         MATURITY                      AMOUNT               INTEREST RATE
         --------                      ------               -------------

         September 1, 2030             $3,660,000               6.50%


         The Series A Bonds are subject to the following sinking fund redemption payments:






                           YEAR                              AMOUNT
                           ----                              ------

                           2006                            $120,000
                           2007                             125,000
                           2008                             135,000
                           2009                             140,000
                           2010                             150,000
                           2011                             165,000
                           2012                             170,000
                           2013                             185,000
                           2014                             195,000
                           2015                             210,000
                           2016                             220,000
                           2017                              85,000
                           2018                              90,000
                           2019                              95,000
                           2020                             105,000
                           2021                             110,000
                           2022                             115,000
                           2023                             125,000
                           2024                             130,000
                           2025                             140,000
                           2026                             150,000
                           2027                             160,000
                           2028                             170,000
                           2029                             180,000
                           2030*                            190,000

         *Final Maturity

SERIES B BONDS:

         MATURITY                    AMOUNT               INTEREST RATE
         --------                    ------               -------------

         September 1, 2012           $495,000                 9.00%

         The Series B Bonds are subject to the following sinking fund redemption payments:

                           YEAR                         AMOUNT
                           ----                         ------

                           2006                        $55,000
                           2007                         60,000
                           2008                         65,000
                           2009                         70,000
                           2010                         75,000
                           2011                         80,000
                           2012*                        90,000

         *Final Maturity

         In lieu of the mandatory sinking fund redemption of the Bonds in any year, the Company may deliver to the Trustee for cancellation Bonds in an amount up to but not exceeding the principal amount of Bonds scheduled for sinking fund redemption in such year, a notice of such forthcoming delivery to be provided by the Company to the Trustee in writing at least sixty (60) days prior to the redemption date. The Trustee shall reduce the principal amount of such Bonds subject to mandatory sinking fund redemption on the next succeeding redemption date by the principal amount of the Bonds so presented for cancellation.

         SECTION 2.04. EXECUTION OF BONDS. Each Bond shall be executed in the name of the Authority by the manual or facsimile signature of its Chairman, Vice Chairman, Chief Executive Officer or Chief Financial Officer and its corporate seal shall be thereunto affixed, imprinted or otherwise reproduced and attested by the manual or facsimile signature of the Secretary or Assistant Secretary. In case any officer who shall have signed, sealed or attested any of the Bonds shall cease to be such officer of the Authority before the Bonds so signed, sealed or attested shall have been authenticated and delivered by the Trustee, such Bonds may nevertheless be authenticated and delivered as herein provided as if the person who so signed, sealed or attested such Bonds had not ceased to be such officer. Any Bond may be signed, sealed or attested on behalf of the Authority by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of such Bond such person may not have held such office.

         SECTION 2.05. AUTHENTICATION OF BONDS. The Bonds shall bear thereon a certificate of authentication, substantially in the form set forth hereinafter in this Indenture, duly executed by the Trustee. Only such Bonds shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose unless such certificate of authentication upon such Bond shall have been duly executed by the Trustee, and such certificate of authentication by the Trustee upon any Bond executed on behalf of the Authority shall be conclusive and the only evidence that the Bond so authenticated has been duly authenticated and delivered under this

Indenture and that the holder thereof is entitled to the benefit of this Indenture.

         SECTION 2.06. INTERCHANGEABILITY OF BONDS. Bonds, upon surrender thereof at the corporate trust office of the Trustee with a written instrument or instruments of transfer satisfactory to the Trustee duly executed by the registered owner or owners thereof or his attorney duly authorized in writing, may, at the option and expense of such registered owner, be exchanged for an equal aggregate principal amount of Bonds of the same series, designation, maturity and interest rate of any other authorized denominations.

         SECTION 2.07. TRANSFER AND REGISTRY OF BONDS AND AGENCY THEREFOR. The Authority shall cause the Trustee to maintain and keep registry books for the registration and transfer of Bonds (the "Bond Register"), and, upon presentation thereof for such purpose at the designated office of the Trustee, the Trustee shall register or cause to be registered therein, and permit to be transferred thereon or to be exchanged, under such reasonable regulations as the Authority or the Trustee may prescribe, any Bond entitled to registration, transfer or exchange. The Trustee is hereby appointed the agent of the Authority for such registration, transfer and exchange of Bonds.

         SECTION 2.08. TRANSFER OF BONDS. Each Bond shall be transferable only upon the books of the Authority at the designated office of the Trustee, by the registered owner thereof in person or by his attorney duly authorized in writing, upon surrender thereof together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or such duly authorized attorney. Upon the transfer of any such Bond, the Authority shall execute, and the Trustee shall authenticate and deliver, a new Bond or Bonds registered in the name of the transferee of the same aggregate principal amount and series, designation, maturity and interest rate as the surrendered Bond.

         SECTION 2.09. OWNERSHIP OF BONDS AND EFFECT OF REGISTRATION. The Authority, the Trustee and any Paying Agent may treat and consider the person in whose name any Bond shall be registered as the holder and absolute owner thereof, whether such Bond shall be overdue or not, for the purpose of receiving payment of the principal or Redemption Price thereof or interest thereon and for all other purposes whatsoever; and payment of, or on account of, the principal or Redemption Price of or interest on such Bond shall be made only to, or upon the order of, such registered owner thereof, but such registration may be changed or discharged as herein provided. All payments made as in this Section provided shall be valid and effectual to satisfy and discharge the liability upon the several Bonds to the extent of the sum or sums so paid.

         SECTION 2.10. MUTILATED, DESTROYED, STOLEN OR LOST BONDS. In case any Outstanding Bond shall become mutilated or be destroyed, stolen, or lost, the Trustee shall authenticate and deliver a new Bond of like tenor, number and amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond and upon surrender of such mutilated Bond or, in lieu of and substitution for the Bond destroyed, stolen or lost, upon filing with the Trustee evidence satisfactory to the Authority and the Trustee that such Bond has been destroyed, stolen or lost and proof of ownership thereof, and upon furnishing the Authority and the Trustee with indemnity satisfactory to them and complying with such other reasonable regulations as the Authority and the Trustee may prescribe in connection therewith and upon payment to the Trustee of any charge, fee or expense incurred by the Authority or the Trustee with respect to such authentication and delivery. In lieu of authenticating and delivering a new Bond in substitution for a mutilated, destroyed, lost or stolen Bond which is due and payable, the Trustee may pay the amount due on such Bond to the owner or Holder thereof, provided all the other requirements of this Section have been met.

         SECTION 2.11. REGULATIONS WITH RESPECT TO REGISTRATION, EXCHANGES AND TRANSFERS. In all cases in which the privilege of transferring Bonds is exercised, the Authority shall execute and the Trustee shall authenticate Bonds in accordance with the provisions of this Indenture. For every transfer of Bonds, the Authority and the Trustee may charge a sum sufficient to reimburse them for any tax, fee or other governmental charge required to be paid and any mailing, delivery or insurance expense incurred with respect to such transfer, which sum shall be paid by the person requesting such transfer as a condition precedent to the exercise of the privilege of effecting such transfer. Neither the Authority nor the Trustee shall be required to exchange or transfer any Bond after the close of business on the Record Date next preceding any Interest Payment Date and will not be required to exchange or transfer any Bond selected for redemption in whole or in part after the mailing of notice calling such Bond or portion thereof for redemption nor during the fifteen (15) days before mailing of notice of redemption.

         SECTION 2.12. CANCELLATION AND DESTRUCTION OF SURRENDERED BONDS. Bonds surrendered for payment, redemption or transfer and Bonds purchased from any moneys held by the Trustee hereunder or surrendered to the Trustee by the Authority or by the Company shall be canceled and destroyed by the Trustee or delivered to the Authority for destruction. No such Bonds shall be deemed Outstanding under this Indenture and no Bonds shall be issued in lieu thereof (except for a Bond transferred pursuant to Section 2.08 hereof).

                                   ARTICLE III

                      AUTHENTICATION AND DELIVERY OF BONDS

         SECTION 3.01. AUTHORIZATION OF BONDS. The aggregate principal amount of Bonds which may be executed by the Authority and authenticated by the Trustee and delivered and secured by this Indenture is not limited, except as is or may hereafter be provided in this Indenture or the Agreement or as may be limited by law. This Indenture creates and shall be and constitute a continuing, irrevocable and exclusive lien upon, and pledge of, the Revenues, and the income earned by the investment of funds under this Indenture to the extent provided in this Indenture. All Bonds issued and to be issued hereunder are, and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds or any of them, so that subject as aforesaid, all Bonds at any time outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same or any of them shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date.

         SECTION 3.02. ISSUANCE OF INITIAL BONDS. Initial Bonds, consisting of Series A Bonds in the aggregate principal amount of $3,660,000 and Series B Bonds in the aggregate principal amount of $495,000, being Bonds issued under this Indenture, shall forthwith be executed by the Authority and delivered to the Trustee for authentication, together with a statement as to the amount and disposition of the proceeds of the sale of such principal amount of said Bonds, and thereupon the Initial Bonds shall be authenticated by the Trustee and shall be delivered to or upon the written order of an Authorized Authority Representative. Prior to authentication and delivery of the Bonds by the Trustee, the Trustee shall also have received the documents described in Section
5.03 of the Agreement.

         SECTION 3.03. DISPOSITION OF PROCEEDS OF BONDS. Simultaneously with the delivery of the Initial Bonds by the Trustee, the amount received as accrued interest on the Series A Bonds shall be deposited in the Series A Interest Account of the Bond Fund and the amount received as accrued interest on the Series B Bonds shall be deposited in the Series B Interest Account of the Bond Fund. The remaining proceeds of the Series A Bonds shall be deposited by the Trustee in the Series A Account of the Project Fund and the remaining proceeds of the Series B Bonds shall be deposited by the Trustee in the Series B Account of the Project Fund, to be disbursed in accordance with Section 3.02 of the Agreement.

         SECTION 3.04. ISSUANCE OF ADDITIONAL BONDS. So long as the Agreement is in effect and no Event of Default shall have occurred thereunder and there is no Event of Default hereunder, one or more series of Additional Bonds may be authorized by resolution of the Authority to pay Costs or for the purpose of refunding any prior issue of Bonds. Such Additional Bonds shall be issued in such series and principal amounts, shall be subject to redemption at such times and at such prices, shall bear interest at such rate or rates, shall mature in such amounts as the Supplemental Indenture authorizing the issuance thereof and the resolution of the Authority in connection therewith shall fix and determine not inconsistent with this Indenture. Such Supplemental Indenture shall specify and determine the purpose for which such Additional Bonds are to be issued (but no purpose shall be authorized other than paying Costs of the Project, including any addition to the Project) or for the purpose of refunding any prior issue of Bonds, and such other matters and things as may be deemed necessary or appropriate by the Authority or as may be required by the Act, the Agreement or this Indenture for authorization and issuance of such Additional Bonds not inconsistent with this Indenture. Prior to the issuance of Additional Bonds and the execution and delivery of a Supplemental Indenture in connection therewith, the Authority and the Company shall enter into an amendment to the Agreement pursuant to Article XI hereof which shall provide that the payments due under the Agreement shall be increased and computed so as to provide for payments sufficient to pay in full the principal of and interest on such Additional Bonds and any other costs in connection therewith.

         For the issuance of Additional Bonds to pay for Costs of the Project, the Company is also required to deliver to the Trustee the following:

         (a) a cost estimate of the Costs of the Project proposed to be constructed from the proceeds of such Additional Bonds prepared by an architect or engineering firm or a list of equipment with cost estimates prepared by the Company and substantiated by estimates from vendors;

         (b) a feasibility report prepared in accordance with GAAP by an independent certified public accountant certifying that monies available for debt service for the Company, upon completion of the proposed addition to the Project, is equal to 125% of the debt service necessary for the Bonds. For purposes hereof, monies available for debt service means cash flow of the Company from operations less operating expenses (minus depreciation); and

         (c) an MAI (Member, Appraisal Institute) appraisal certifying that the fair market value of the bond financed facility, including additions thereto and equipment financed with the Additional Bonds, is equal to 125% of the principal amount of the Bonds Outstanding, after the issue of the Additional Bonds.

         Each series of Additional Bonds shall be equally and ratably secured under the Indenture with the Initial Bonds and all other series of Additional Bonds, if any, without preference, priority or a distinction of any Bonds over any other thereof except as expressly provided in or permitted by the Indenture or any Supplemental Indenture.

         The Additional Bonds shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee. Upon payment to the Trustee of the proceeds of sale of Additional Bonds, they shall be delivered by the Trustee to or upon the order of the purchasers thereof, but only upon receipt by the Trustee of:

         (a) A copy of the resolution, duly certified by the Secretary or the Assistant Secretary of the Authority, authorizing the execution and delivery of the Supplemental Indenture and authorizing and awarding the Additional Bonds and providing the terms thereof; and

         (b) Original executed counterparts of the Supplemental Indenture, together with an original executed counterpart amendment of, or supplement to, the Agreement, and the other Loan Documents reflecting the increase in the amount of Bonds Outstanding in the amount of the Loans; and

         (c) A written opinion by an attorney or firm of attorneys of recognized standing on the subject of municipal bonds, to the effect that the issuance of the Additional Bonds and the execution thereof have been duly authorized and that all conditions precedent to the delivery thereof as required hereunder have been fulfilled and that the Additional Bonds constitute legal, valid and binding obligations of the Authority enforceable in accordance with their terms and that the issuance of the Additional Bonds will not adversely affect the exclusion of interest on the Tax- exempt Bonds from gross income for federal income tax purposes and with a reliance letter to the Trustee confirming the above; and

         (d) A written order to the Trustee executed by an Authorized Authority Representative to authenticate and deliver the Additional Bonds to the purchaser or purchasers therein identified upon payment to the Trustee of a specified sum; and

         (e) All other documents reasonably required by the Authority and the Trustee.

                                   ARTICLE IV

                                CREATION OF FUNDS

         SECTION 4.01. ESTABLISHMENT OF FUNDS AND ACCOUNTS. The Authority hereby establishes the following funds and accounts within such funds:

                  BOND FUND AND WITHIN THE BOND FUND,
                           THE SERIES A PRINCIPAL ACCOUNT,
                           THE SERIES B PRINCIPAL ACCOUNT,
                           THE SERIES A INTEREST ACCOUNT AND
                           THE SERIES B INTEREST ACCOUNT;

                  DEBT SERVICE RESERVE FUND;
                  REBATE FUND; AND
                  PROJECT FUND AND WITHIN THE PROJECT FUND,
                           THE SERIES A ACCOUNT AND
                           THE SERIES B ACCOUNT

         SECTION 4.02. PAYMENTS INTO THE BOND FUND. There shall be deposited in the Series A Interest Account all accrued interest received from the Placement Agent at the time of the issuance and delivery of the Series A Bonds. There shall be deposited in the Series B Interest Account all accrued interest received from the Placement Agent at the time of the issuance and delivery of the Series B Bonds. In addition, there shall be deposited into the applicable Account of the Bond Fund on a pro rata basis based on the Outstanding principal amount of each series of Bonds, as and when received, (a) all payments made under the applicable Note and as specified in Section 2.01 of the Agreement, (b) moneys transferred from the Debt Service Reserve Fund pursuant to Section 5.02 hereof, and (c) all other moneys, including any prepayments received by the Trustee under and pursuant to any of the provisions of the Agreement, which are required or which are accompanied by directions that such moneys are to be paid into a specific Account in the Bond Fund. The Authority hereby covenants and agrees that, so long as any of the Bonds issued hereunder are Outstanding, it will deposit, or cause to be paid to the Trustee for deposit in the Bond Fund for its account, sufficient sums from Revenues and other moneys derived and to be derived from the Loans to the Company, promptly to meet and pay the principal or Redemption Price of, or interest on the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Authority or the Trustee to operate the Project or to use any funds or revenues from any source other than funds and Revenues derived from the Trust Estate.

         SECTION  4.03.  APPLICATION  OF THE BOND FUND.  Except as  provided  in
Section 4.06 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or Redemption Price of and interest on the Bonds and for the redemption of the Bonds prior to maturity; provided, investment income earned on any such amount may be applied to the payment of interest on the Bonds. Any moneys in the Bond Fund in excess of the moneys required for payment of the Bonds theretofore matured, called at maturity or called for redemption and past due interest shall be used, upon the written request of the Company, to the extent permitted by this Indenture to redeem a part of the Bonds Outstanding (except for Bonds matured or called for redemption which have not yet been presented for payment) so long as the Company is not in default with respect to any payments under Section 2.01 of the Agreement or the Notes.

         The Trustee, without further authorization than is in this Section 4.03 contained, shall pay to the Paying Agent from the moneys in the Bond Fund, (i) the interest on the Bonds as and when the same shall become due, and (ii) the principal of or Redemption Price of the Bonds as and when the same shall mature or are called for redemption, as the case may be, provided that such payment of principal or Redemption Price shall be made only upon presentation and surrender of such Bonds as they severally mature or on or after the redemption date.

         SECTION 4.04. MONEYS TO BE HELD IN TRUST. All moneys required to be deposited with or paid to the Trustee for the account of any fund (except moneys in the Rebate Fund) under any provision of this Indenture shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien or security interest created hereby. The Trustee shall be required to render a monthly statement of account to the Authority, any Significant Bondholder and the Company of the funds held in the Bond Fund and the Project Fund, so long as there are any funds therein.

         SECTION 4.05. NO FURTHER PAYMENTS NEEDED. For so long as the aggregate of the amounts then on deposit in the Bond Fund is sufficient to redeem all of the Bonds then Outstanding, together with accrued interest thereon, or the Redemption Price, as applicable and all expenses of the Trustee and the Authority have been paid, the Company shall notify the Trustee and the Authority in writing that no additional or further payments need be made under this Indenture and the Authority, at the written direction of the Company, shall instruct the Trustee in writing to apply the moneys then in said fund to the payment of the principal of and interest and Redemption Price (if any) on the Bonds on the next succeeding redemption date for which the required redemption notice may be given and to the payments of the amounts, if any, payable to itself as Trustee and to the Authority.

         SECTION 4.06. FUNDS HELD FOR BONDS. The amounts held or applied by the Trustee or Paying Agent for the payment of interest, principal or Redemption Price, due on any date with respect to particular Bonds shall, pending such payment, be set aside and held in trust for the Holders of the Bonds, and for the purposes of this Indenture such principal, interest or Redemption Price, after the due date thereof, shall no longer be considered to be unpaid. Any amounts remaining in the Bond Fund after payment in full of the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder and under the Agreement shall be paid to the Company upon the expiration or sooner termination of the term of the Agreement as provided therein.

         SECTION 4.07. REBATE FUND. There is hereby established with the Trustee a Rebate Fund which shall be held separate and apart from all other funds established under this Indenture. The Company shall comply with the provisions of Sections 4.01(j) and 6.05 of the Agreement and instruct the Trustee in writing to transfer from the Bond Fund to the Rebate Fund, or shall otherwise pay to the Trustee for deposit into the Rebate Fund, such amounts as shall be necessary to cause the aggregate amount transferred to or otherwise deposited in the Rebate Fund to equal the Rebatable Arbitrage; provided that no such transfers or deposits shall be necessary if the Gross Proceeds (within the meaning of Section 148(f)(4)(B) of the Code) of the Tax-exempt Bonds, are fully expended within six months of the date of issue. Withdrawals from the Rebate Fund may be made only pursuant to written directions of the Company given in accordance with Sections 4.01(j) and 6.05 of the Agreement. All amounts in the Rebate Fund, including income earned from investment of the Rebate Fund, shall be held by the Trustee free and clear of the lien of this Indenture, and the Trustee shall pay said amounts over to the United States from time to time as the Trustee shall be instructed in writing by the Company, provided that the Trustee shall so pay over to the United States not less frequently than once each five Bond Years after the date of original delivery and payment for the Tax-exempt Bonds, an amount sufficient to assure that at least ninety percent (90%) of the sum of the amount of the Rebatable Arbitrage with respect to the Tax-exempt Bonds plus all previous rebate payments as of the close of the period ending on the most recent Computation Date is paid not later than sixty (60) days after such Computation Date. Not later than sixty (60) days after the retirement of the last obligation of the Tax-exempt Bonds, the Company shall direct the Trustee in writing to pay to the United States of America one hundred percent (100%) of the Rebatable Arbitrage (as calculated by the Company) with respect to the Tax-exempt Bonds.

         The Trustee agrees to furnish the Company and the Authority with notice of the Company's obligation to file a written certification to the Authority and the Trustee indicating whether the Company has complied with the six (6) month exception to the arbitrage rebate requirement. In addition, the Trustee agrees to furnish the Company and the Authority with notice of the Company's obligation to prepare its rebate calculation and make its rebate payment, if any, to the Internal Revenue Service. Such reminder notice shall be furnished to the Company and the Authority at least ninety (90) days prior to each fifth Bond Year and within thirty (30) days following the redemption or final payment of the Tax-exempt Bonds.

         Moneys held in the Rebate Fund shall be held by the Trustee for a period of not less than seventy-five (75) days following the redemption or final maturity of the Tax-exempt Bonds.

         SECTION 4.08.  PAYMENTS INTO THE PROJECT FUND; DISBURSEMENTS.

         (a) The balance of the proceeds of the issuance and delivery of the Series A Bonds and Series B Bonds remaining after the deductions provided by the first sentence of Section 4.02 hereof and the first paragraph of Section

4.10 hereof have been made shall be deposited in the Series A Account and the Series B Account of the Project Fund, respectively.

         (B) The Trustee is hereby authorized and directed to make each disbursement required by the provisions of the Agreement and to issue its checks therefor. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all such payments therefrom, and after the Project has been completed and a certificate of payment of all costs is or has been filed as provided in Section 4.09 hereof, the Trustee shall file a final monthly statement of account thereof with the Authority, any Significant Bondholder and the Company as required by Section 4.04 hereof.

         SECTION 4.09. COMPLETION OF THE PROJECT. The completion of the Project and payment or provision made for payment of all Costs shall be evidenced by the filing with the Trustee of the Company's Completion Certificate required by the provisions of Section 3.04 of the Agreement. As soon as practicable and in any event not more than sixty (60) days from the date of receipt of the Company's Completion Certificate, any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee in writing to retain for any Costs of the Project not then due or payable or not then paid) shall, at the written direction of the Company, be deposited in the applicable series
Principal Account in the Bond Fund by the Trustee and, in accordance with written direction provided to the Trustee by the Company as provided in Section 3.04, used to pay principal on the applicable series of Bonds or in any manner requested by the Company which preserves the exclusion of interest on the Tax-exempt Bonds from federal income taxation, provided there is delivered to the Trustee an opinion of Counsel by an attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds to the effect that the use requested by the Company of such monies is permitted by law and will not adversely affect the exclusion from federal income taxation of interest on the Tax-exempt Bonds. The Trustee may rely conclusively on such opinion in any disbursement of funds pursuant to this Section 4.09. Such balance of the proceeds of Tax-exempt Bonds after the Completion Date shall not be invested at a yield materially higher than the yield on the Tax-exempt Bonds beyond any applicable temporary period or otherwise in contravention of Sections 103 and 148 of the Code. The Company shall provide written instruction to the Trustee regarding such investment.

         SECTION 4.10. DEBT SERVICE RESERVE FUND. There is hereby established with the Trustee a Debt Service Reserve Fund which shall be maintained by the Company at a level of $388,990 (the "Reserve Requirement"). $339,490 from the proceeds of the issuance and delivery of the Series A Bonds and $49,500 from the proceeds of the Series B Bonds shall be deposited into the Debt Service Reserve Fund.

         On the Business Day prior to an Interest Payment Date, the Trustee shall withdraw from the Debt Service Reserve Fund for deposit in the Bond Fund, the amount necessary to meet the deficiency, if any, in the applicable Principal Account or Interest Account, in order to provide the moneys necessary to pay the principal of and interest on the Bonds. Such amount shall be deposited in the applicable Bond Fund Principal Account and/or Interest Account, as the case may be. Beginning on the fifteenth day of the month of such Interest Payment Date, the Company is required to promptly deposit an amount equal to one-sixth (1/6th) of the amount withdrawn from the Debt Service Reserve Fund with the Trustee and a similar amount on the fifteenth day of each month thereafter until the amount in the Debt Service Reserve Fund equals the Reserve Requirement. Within fifteen (15) days after notice from the Trustee to the Company that the amount in the Debt Service Reserve Fund is less than the Reserve Requirement pursuant to a valuation under Section 5.02 hereof, the Company is required to deposit the amount of such deficiency with the Trustee.

                                    ARTICLE V

                        INVESTMENT AND DEPOSIT OF MONEYS

         SECTION 5.01. DEPOSITS. All moneys received by the Trustee under this Indenture shall, except as hereinafter provided, be deposited with the Trustee, until or unless invested as provided in Section 5.02 hereof. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities.

         SECTION 5.02. INVESTMENTS. The Trustee, at the written request and written direction of the Company, shall invest any moneys held by it and not needed for immediate application in Investment Obligations; provided that specified amounts of Investment Obligations shall mature no later than required to apply such amounts for purposes of this Indenture. The Trustee shall have no liability with respect to making, holding, redeeming or selling any investments made in accordance with such written directions.

         Any such investments shall be held by or under the control of the Trustee and, except as provided below shall be deemed at all times a part of the fund for which they were made. The interest thereon and any profit realized from such investments shall be credited to such fund, and any loss resulting from such investments shall be charged to such fund. The Trustee shall sell and reduce to cash a sufficient amount of such investments whenever (i) at the written direction of the Company, the cash balance in the Project Fund is insufficient to pay a requisition when presented or (ii) whenever the cash balance in the Bond Fund is insufficient to pay the principal of, premium, if any, and interest on the Bonds when due.

         On the Business Day following the September 1st principal and interest payment on the Bonds, the Trustee shall withdraw from the Debt Service Reserve Fund, after determining the amount necessary to meet the Reserve Requirement, the amount of investment earnings in the Fund and deposit the same in the applicable Interest Account in the Bond Fund. In making its determination as to the value of the Investment Obligations in the Debt Service Reserve Fund, the Trustee shall value the investments marked to market value. Should the Trustee determine that the amount in the Debt Service Reserve Fund is less than the Reserve Requirement pursuant to a valuation described in this paragraph, the Trustee shall promptly notify the

Company in writing of the amount of such deficiency and the Company shall deposit the amount of such deficiency with the Trustee in accordance with
Section 4.10 hereof. Should the Trustee determine that the amount in the Debt Service Reserve Fund exceeds the Reserve Requirement, the Trustee shall transfer such excess to the Bond Fund.

         In the absence of written instructions from the Company, the Trustee shall invest any moneys held by it under the Indenture in the money market mutual funds customarily utilized by the Trustee's corporate trust department in the ordinary course of its corporate trust duties.

                                   ARTICLE VI

                               REDEMPTION OF BONDS

         SECTION 6.01. BONDS SUBJECT TO REDEMPTION. The Initial Bonds are subject to redemption prior to maturity as provided in the form of Initial Bonds in EXHIBIT A and EXHIBIT B.

         SECTION 6.02. BONDS SUBJECT TO REDEMPTION; SELECTION OF BONDS TO BE CALLED FOR REDEMPTION.

         (a) The Series A Bonds are subject to optional redemption, in whole at any time or in part on any Interest Payment Date, at the redemption prices (expressed as a percentage of the principal amount to be redeemed) as set forth below:

                           DATE                                 REDEMPTION PRICE
                           ----                                 ----------------

         September 1, 2015 to August 31, 2016                          102%
         September 1, 2016 to August 31, 2017                          101%
         Thereafter                                                    100%

         If less than all the Series A Bonds are to be redeemed, the Series A Bonds shall be selected by the Trustee by lot, or in such other manner as the Trustee may determine, for redemption.

         The Authority shall direct the Trustee in writing to call the Series A Bonds for optional redemption when and only when and to the extent that (a) the Company has itself notified the Trustee and the Authority in writing of a corresponding prepayment made or proposed to be made by redemption or otherwise on the Series A Note, or (b) the Series A Note held by the Trustee has been surrendered to the Company pursuant to Article XII hereof. The Authority shall furnish the Company with a copy of the written direction to the Trustee.

         The Series B Bonds are not subject to optional redemption.

         (b) The Series A Bonds are subject to mandatory sinking fund redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof on September 1 of the years and in the amounts set forth below:

                       YEAR                         AMOUNT
                       ----                         ------

                       2006                        $120,000
                       2007                         125,000
                       2008                         135,000
                       2009                         140,000
                       2010                         150,000

                           2011                          165,000
                           2012                          170,000
                           2013                          185,000
                           2014                          195,000
                           2015                          210,000
                           2016                          220,000
                           2017                           85,000
                           2018                           90,000
                           2019                           95,000
                           2020                          105,000
                           2021                          110,000
                           2022                          115,000
                           2023                          125,000
                           2024                          130,000
                           2025                          140,000
                           2026                          150,000
                           2027                          160,000
                           2028                          170,000
                           2029                          180,000
                           2030*                         190,000

         *Final Maturity

         The Series B Bonds are subject to mandatory sinking fund redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof on September 1 of the years and in the amounts set forth below:

                           YEAR                           AMOUNT
                           ----                           ------

                           2006                          $55,000
                           2007                           60,000
                           2008                           65,000
                           2009                           70,000
                           2010                           75,000
                           2011                           80,000
                           2012*                          90,000

         *Final Maturity

         SECTION 6.03. SPECIAL MANDATORY REDEMPTION - BREACH OF CERTAIN PUBLIC PURPOSE COVENANTS. The Bonds are subject to special mandatory redemption in whole as soon as practicable but no later than the 90th day following the Authority's written notice to the Trustee and the Company that (i) the Company has ceased to operate the Project or ceased to cause the Project to be operated as an authorized project under the Act for twelve (12) consecutive months, without first obtaining the prior written consent of the Authority or (ii) any representation or warranty of the Company contained in the Agreement or in any other document furnished to the Authority in connection with the Bonds proves to have been false or misleading in any material respect when made. Upon the occurrence of any such event, the Bonds shall be redeemed by the Authority at a redemption price equal to 100% of the principal amount thereof plus interest accrued thereon to the redemption date.

         SECTION 6.04. PROCEDURE FOR REDEMPTION. When the Trustee shall be required or authorized to redeem Bonds, upon sixty (60) days written notice by the Authority or the Company (or such shorter period agreeable to the Trustee) the Trustee shall, in accordance with the terms and provisions of the Bonds and of this Indenture, select the Bonds to be redeemed and shall give notice, in the name of the Authority or the Company, as the case may be, of the redemption of Bonds, which notice shall specify the series, CUSIP numbers (if any), maturities of and the interest rate borne by the Bonds to be redeemed, the redemption date and the place or places where amounts due upon such redemption will be payable and, if less than all of the Bonds of any like series and maturity are to be redeemed, the letters and numbers or other distinguishing marks of such Bonds so to be redeemed, and, in the case of a Bond to be redeemed in part only, such notice shall also specify the portion of the principal amount thereof to be redeemed. Such notice shall further state that on such date there shall become due and payable upon each Bond to be redeemed the Redemption Price thereof, or the Redemption Price of the specified portion of the principal thereof in the case of a Bond to be redeemed in part only, together with interest accrued to such date, and that from and after such date, if the aggregate of the amounts then on deposit in the Bond Fund is sufficient to pay the Redemption Price together with interest accrued to such date, interest thereon shall cease to accrue and be payable. Such notice shall be given by the Trustee by mailing a copy of such notice, postage prepaid, by first class mail, not less than thirty
(30) days nor more than forty-five (45) days before such redemption date, to the registered owner of any Bond all or a portion of which is to be redeemed, at his last address, if any, appearing upon the registry books, but such mailing shall not be a condition precedent to such redemption and failure so to mail any such notice shall not affect the validity of any proceedings for the redemption of Bonds. Any notice mailed pursuant to this paragraph will be conclusively presumed to have been given whether or not actually received by the addressee.

         If, at the time of mailing of notice of any optional redemption, the Company shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, the redemption notice may state that it is conditional on the deposit of the redemption moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         If there shall be so called for redemption less than all of a Bond, the Authority shall execute and the Trustee shall authenticate and cause to be delivered, upon the surrender of such Bond, without charge to the owner thereof, for the unredeemed balance of the principal amount of the Bond so surrendered, Bonds of like series, designation, interest rates and maturities in any of the authorized denominations.

         On the Business Day preceding the redemption date specified in the notice above provided for, the Company or the Authority, as the case may be, shall, and it hereby covenants that it will, deposit with the Trustee an amount of cash sufficient to effect the redemption of the Bonds specified in such notice, except that such amount may be reduced to the extent that moneys then held by the Trustee under any of the provisions of this Indenture are available for such redemption. All moneys deposited by the Authority or the Company with the Trustee or set apart by the Trustee under the provisions of this Indenture for the redemption of Bonds shall be held in trust for the account of the respective registered owners of the Bonds to be redeemed and applied in accordance with the provisions of Section 13.03 hereof.

         On the redemption date designated in such notice, the principal amount of each Bond so to be redeemed, together with the accrued interest thereon to such date, and such premium, if any, as is due and payable on such Bond upon such redemption, shall become due and payable; and from and after such date (such notice having been given in accordance with the provisions of this Section
6.04 and such deposit having been made or moneys set apart as aforesaid), then, notwithstanding that any Bonds so called for redemption shall not have been surrendered, no further interest shall accrue on any such Bond (or on the portion thereof so to be redeemed). From and after such date of redemption (such notice having been given in accordance with the provisions of this Section 6.04 and such deposit having been made or moneys set apart as aforesaid), or from and after the date upon which such notice is mailed, if such notice shall state that moneys to effect such redemption have been deposited with or set apart by the Trustee, all such Bonds or such portions thereof, as the case may be, insofar as such deposit shall have been made or moneys set apart as aforesaid, shall be deemed to have been paid in full as between the Authority or the Company and the respective Bondholders and shall no longer be deemed to be Outstanding hereunder, and the Authority or the Company shall be under no further liability in respect thereof.

         The Trustee agrees to provide timely notice to the Authority that some or all of the Bonds have been redeemed or paid.

         SECTION 6.05. PAYMENT OF REDEMPTION PRICE. If notice of redemption has been duly mailed or duly waived by the Holders of all Bonds called for redemption and the redemption moneys have been duly deposited with the Trustee, then in either such case the Bonds called for redemption shall be payable on the redemption date at the applicable Redemption Price. Payment of the Redemption Price together with accrued interest shall be made by the Trustee, out of Revenues or other funds deposited for the purpose, to or upon the order of the Holders of the Bonds called for redemption upon surrender of such Bonds if redeemed in full.

         Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued by the Trustee for such purpose shall bear a description of the issue and maturity of the Bonds being redeemed with the proceeds of such check or other transfer.

                                   ARTICLE VII

                           COVENANTS OF THE AUTHORITY

         SECTION  7.01.  PAYMENT OF  PRINCIPAL  OF AND  INTEREST  ON BONDS.  The
Authority shall promptly pay or cause to be paid the principal or Redemption Price of, and the interest on, every Bond issued hereunder according to the terms thereof, but shall be required to make such payment or cause such payment to be made only out of Revenues. The Authority shall appoint one or more paying agents for such purpose, each such agent to be a national banking association, a state bank, a bank and trust company or a trust company. The Authority hereby appoints The Bank of New York as Paying Agent, which shall from time to time designate a corporate trust office of such agent as the place of payment, such appointment and designation to remain in effect until notice of change is filed with the Trustee.

         SECTION 7.02. CORPORATE EXISTENCE; COMPLIANCE WITH LAWS. The Authority shall maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, acts, rules, regulations, permits, orders, requirements and directions of any legislative, executive, administrative or judicial body.

         SECTION  7.03.  ENFORCEMENT  OF  AGREEMENT;   NOTICE  OF  DEFAULT.  The
Authority shall give prompt written notice to the Trustee of any default known to the Authority under the Agreement or any amendment or supplement thereto.

         SECTION 7.04. FURTHER ASSURANCES. Except to the extent otherwise provided in this Indenture, the Authority shall not enter into any contract or take any action by which the rights of the Trustee or the Bondholders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

         SECTION 7.05. FINANCING STATEMENTS. The Authority shall cause this Indenture or a financing statement relating thereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Holders of the Bonds and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof. The Company shall execute or cause to be executed, recorded and filed any and all further instruments, including continuation statements, as may be required by law for such protection of the interests of the Bondholders, and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the principal, redemption premium, if any, and interest on the Bonds issued hereunder shall have been paid. The Trustee shall cooperate with the Company regarding the filing of continuation statements and shall provide notice to the Company of the necessity to file, in order to preserve and protect the security of the owners of the Bonds, within thirty (30) days of the date by which a continuation statement must be so filed for such purposes but the Trustee shall not be liable for any failure to provide such notice.

         SECTION 7.06.  INTENTIONALLY OMITTED

         SECTION 7.07. CREATION OF LIENS. The Authority will not create or suffer to be created any lien or charge upon the Trust Estate or any part thereof, except the lien, charge and pledge created by this Indenture.

         SECTION 7.08. EXCLUSION OF INTEREST ON THE BONDS FROM GROSS INCOME. The Authority agrees that it will not take any action, nor omit to make any action, which may cause the interest payable on the Tax-exempt Bonds to become includable in the gross income of the Holders thereof for federal income tax purposes.

         SECTION  7.09.  CONTINUING  DISCLOSURE.  The Company has  covenanted in
Section  6.25 of the  Agreement  to deliver to the Trustee  and the  Authority a written undertaking (the "Continuing Disclosure Agreement"), in a form acceptable to the Trustee and the Authority and satisfying the requirements of Rule 15c2-12(b)(5) (codified at 17 C.F.R. Section 240.15c2-12), as the same may be further amended, supplemented and officially interpreted from time to time, or any successor provision thereto ("Rule 15c2-12"), promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and supplemented (codified as of the date hereof at 15 U.S.C. 77 ET SEQ.) in the event that Rule 15c2-12 requires such an undertaking. The Trustee hereby covenants that it will execute and deliver the Continuing Disclosure Agreement to the Company and the Authority. Neither the Authority nor the Trustee shall have any duty to determine the sufficiency of the Continuing Disclosure Agreement under Rule 15c2-12 and neither the Authority nor the Trustee shall incur any liability arising out of their acceptance of the form of the Continuing Disclosure Agreement.

         SECTION 7.10. EVENT OF DEFAULT. Notwithstanding anything in this Indenture or in any of the other documents executed in connection with the issuance of the Bonds to the contrary, neither the Trustee nor the registered owners shall have the right to waive an Event of Default under any of the documents executed in connection with the issuance of the Bonds which arises out of a violation of a Reserved Right without the prior written consent of the Authority, which it shall give in its sole and complete discretion. Notwithstanding anything herein or in any of the documents executed in connection with the issuance of the Bonds to the contrary, nothing herein shall affect the Authority's unconditional right to specifically enforce its Reserved Rights.

         SECTION 7.11. IMMUNITY OF AUTHORITY. In the exercise of the powers of the Authority and its members, officers, employees or agents under this Indenture and the Agreement, and including without limitation the application of moneys, the investment of funds, the assignment or other disposition of the Trust Estate in the event of default by the Company, neither the Authority nor its members, officers employees or agents shall be accountable to the registered owners of the Bonds, the Trustee or the Company for any action taken or omitted by it or them in good faith and believed by it or them to be authorized or within the discretion or rights or powers conferred. The Authority and its members, officers, employees and agents shall be protected in its or their acting upon any paper or document believed by it or them to be genuine, and it and they may conclusively rely upon the advice of counsel and may (but need not) require further evidence of any fact or matter before taking any action.

         SECTION 7.12. AUTHORITY AND TRUSTEE ENTITLED TO INDEMNITY. (a) Pursuant to Section 6.10 of the Agreement, the Company has agreed to indemnify the Authority, any person who "controls" the Authority within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended and any member, director, officer, official, agent, attorney and employee of the Authority, the Trustee or the State (herein the "Indemnified Parties").

         (b) The Company shall not be obligated to reimburse any expense or to indemnify against any loss or liability incurred by an Indemnified Party through its own gross negligence or willful misconduct.

         (c) To secure the Company's indemnification payment obligation, the Indemnified Parties shall have a lien prior to the lien created by this Indenture for the benefit of the owners of the Bonds on all money or property held or collected by the Trustee other than money in the Rebate Fund and money held for the payment of the principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with this Indenture, which shall be held for the benefit of the registered owners of such Bonds only. Such obligations shall survive the satisfaction and discharge of this Indenture.

         (d) When an Indemnified Party incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law.

         SECTION 7.13. NEITHER AUTHORITY NOR TRUSTEE RESPONSIBLE FOR INSURANCE, TAXES, EXECUTION OF INDENTURE, ACTS OF THE AUTHORITY OR APPLICATION OF MONEYS APPLIED IN ACCORDANCE WITH THIS INDENTURE. (a) Neither the Authority nor the Trustee shall be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. Neither the Authority nor the Trustee shall have responsibility in respect of the sufficiency of the security provided by this Indenture. Neither the Authority nor the Trustee shall be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and neither the Authority nor the Trustee shall be under any liability for failure to see that any such duties or covenants are so done or performed.

         (b) Neither the Authority nor the Trustee shall be liable or responsible because of the failure of the Authority or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Authority or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Indenture. Neither the Authority nor the Trustee shall be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture.

         (c) The immunities and exemptions from liability of the Authority and the Trustee hereunder shall extend to their respective directors, members, attorneys, officers, employees and agents.

         SECTION 7.14. AUTHORITY AND TRUSTEE MAY RELY ON CERTIFICATES. The Authority and the Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any resolution, order, notice request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of the Agreement or this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and neither the Authority nor the Trustee shall be under any duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument.

         SECTION 7.15. FURTHER ASSURANCES. At the expense of the Company, the Authority and the Trustee will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

         SECTION 8.01. EVENTS OF DEFAULT. Each of the following shall be considered an Event of Default hereunder:

         (a) payment of the principal of the Bonds and Redemption Price shall not be made when the same shall become due and payable, whether at maturity, upon redemption or otherwise; or

         (b) payment of an installment of interest on any Bonds shall not be made when the same shall become due and payable; or

         (c) the occurrence of an "Event of Default" under a Note or the Agreement or Mortgage, which shall continue uncured for the period of any applicable notice and cure period or has not otherwise been waived or rescinded by the Trustee, unless the Company is diligently attempting to remedy such default, in which case the Company shall be entitled to such additional time to do so as set forth in a written direction of the Authority to the Trustee, but in no event exceeding ninety (90) additional days; or

         (d) the Authority shall default (other than an Event of Default listed as (a),(b) or (c) above) in the due and punctual performance of any covenant, condition, agreement or provision contained in the Bonds or in this Indenture on the part of the Authority to be performed, and such default shall continue for thirty (30) days after written notice by registered mail specifying such default and requiring the same to be remedied shall have been given to the Authority and the Company by the Trustee. The Significant Bondholders shall be provided with copies of any such notice (of events of which the Trustee is aware) within ten
(10) days.

If any of the foregoing shall occur or be continuing, the Trustee

         (a) may, and upon written request of the Holders of at least fifty per cent (50%) of the aggregate principal amount of all Bonds then Outstanding shall, by written notice given to the Authority and the Company and provided that the default has not theretofore been cured, declare the principal of, and all accrued interest on, all Bonds then Outstanding to be due and payable immediately, and upon such declaration the same shall become due and payable immediately at the place of payment provided in the said notice, anything in this Indenture or in said Bonds to the contrary notwithstanding. Upon an Event of Default under Section 7.01(g) of the Agreement, the Bonds shall automatically be deemed to have been accelerated without further notice from or action taken by the Trustee.

         The above provisions, however, are subject to the condition that if, after the principal of all Bonds then Outstanding shall have been so declared to be due and payable, all arrears of interest upon such Bonds, and interest on overdue installments of interest (to the extent permitted by law) at the rate per annum borne by the Bonds and the principal and redemption premium, if any, on all Bonds then Outstanding which shall have become due and payable otherwise than by acceleration, and all other sums payable under this Indenture, except the principal of, and interest on, the Bonds which by such declaration shall have become due and payable, shall have been paid by or on behalf of the Authority, all other Events of Default hereunder shall have been cured, and the Authority also shall have performed all other things in respect of which it may have been in default under this Indenture, and shall have paid the reasonable fees and expenses of the Trustee and of the Holders of such Bonds, including reasonable attorneys' fees paid or incurred, then and in every such case, the Holders of at least fifty per cent (50%) in aggregate principal amount of the Bonds then Outstanding, by written notice to the Trustee, may rescind and annul such declaration, whereupon the Trustee shall give written notice thereof to the Authority and the Company by registered mail. Any such rescission and annulment shall be binding upon all Bondholders, but no such rescission and annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. Immediately upon such annulment, the Trustee shall cancel, by notice to the Company, any demand for redemption made by the Trustee pursuant to Section 8.03;

         (b) may, and upon written request of the Holders of at least fifty per cent (50%) of the aggregate principal amount of all Bonds then Outstanding shall, transfer any balance remaining in the Project Fund into the Bond Fund.

         SECTION 8.02. ENFORCEMENT OF AGREEMENT. The Authority agrees that the Trustee, subject to the provisions of the Agreement and this Indenture reserving the Reserved Rights to the Authority and respecting actions by the Trustee in its name or where necessary to validly assert the rights of the Bondholders, AS ASSIGNEE OF THE AUTHORITY,(but NOT in the name of the Authority) may enforce all rights of the Authority and all obligations of the Company under and pursuant to the Agreement for and on behalf of the registered owners whether or not the Authority is in default hereunder.

         SECTION 8.03. JUDICIAL PROCEEDINGS BY TRUSTEE. Upon the happening and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and upon the written request of the Holders of at least fifty per centum (50%) of the aggregate principal amount of the Bonds then Outstanding and receipt of indemnity to its satisfaction shall, and upon written request of the Authority if an Event of Default occurs pursuant to Section 8.01(c) of this Indenture shall:

         (a) exercise any and all rights or powers permitted to be taken or exercised by it or by the Authority under this Indenture, the Agreement, the Bonds, the Notes, and any agreements related thereto;

         (b) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders and require the Company to carry out any agreements with or for the benefit of the Bondholders and to perform its or their duties under the Act, the Bonds, the Notes, the Agreement and this Indenture;

         (c) bring suit upon the Bonds;

         (d) by action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Bondholders;

         (e) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders;

         (f) exercise such rights as it may have as holder of the Notes, including the right to accelerate payment of the Notes;

         (g) exercise such rights as it may have as holder of the Mortgage and Assignment of Leases, including the right to seek the appointment of a receiver for the Project; or

         (h) exercise, with respect to the security interest granted hereunder, all of the rights and remedies of a secured party under the State Uniform Commercial Code.

         SECTION 8.04. DISCONTINUANCE OR ABANDONMENT OF PROCEEDINGS. In case any proceeding taken by the Trustee on account of any default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Authority, the Trustee and the Bondholders shall be restored to their former positions and rights under this Indenture, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

         SECTION 8.05. BONDHOLDERS MAY DIRECT PROCEEDINGS. The Holders of a majority in principal amount of the Bonds Outstanding hereunder shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

         SECTION 8.06. LIMITATIONS ON ACTIONS BY BONDHOLDERS. No Bondholder shall have any right to pursue any remedy hereunder unless:

         (a) the Trustee shall have been given written notice of an Event of Default;

         (b) the Holders of at least fifty per cent (50%) in aggregate principal amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

         (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities; and

         (d) the Trustee shall have failed to comply with such request within a reasonable time.

         Notwithstanding the foregoing provisions of this Section 8.06 or any other provision of this Indenture, the obligation of the Authority shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or Redemption Price of, and interest on, the Bonds to the respective Holders thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Holders to enforce such payment.

         SECTION 8.07. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Holders of the Bonds.

         SECTION 8.08. REMEDIES NOT EXCLUSIVE. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         SECTION 8.09. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article VIII may be exercised from time to time and as often as may be deemed expedient.

         SECTION 8.10. APPLICATION OF MONEYS IN EVENT OF DEFAULT. Any moneys received by the Trustee under this Article VIII shall be applied:

                  First: to the payment of the costs of the Trustee, including Counsel fees, any disbursements of the Trustee and its reasonable compensation; and

                  Second: to the payment of principal or Redemption Price (as the case may be) and interest then owing on the Bonds, and in case such moneys shall be insufficient to pay same in full, then to the payment of principal and interest ratably without preference or priority of any installment of principal or interest over any other installment of principal or interest; and

                  Third: to the payment of costs and expenses of the Authority, including counsel fees, incurred in connection with the Event of Default; and

                  Fourth: to the payment of any other amounts due under this Indenture or the Agreement.

         The surplus, if any, shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         SECTION 8.11. TRUSTEE'S RIGHT TO RECEIVER; COMPLIANCE WITH ACT. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are contained in the Act.

         SECTION 8.12. TRUSTEE AND BONDHOLDERS ENTITLED TO ALL REMEDIES UNDER ACT. It is the purpose of this Article to provide such remedies to the Trustee and Bondholders as may be lawfully granted under the provisions of the Act or any applicable statute or available at law or in equity; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under the Act.

                                   ARTICLE IX

                                   THE TRUSTEE

         SECTION 9.01. ACCEPTANCE OF TRUST. The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Bondholders agree.

         SECTION 9.02. NO RESPONSIBILITY, ETC. The recitals, statements and representations in this Indenture or in the Bonds, save only the Trustee's certificate of authentication upon the Bonds, have been made by the Authority and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof.

         SECTION 9.03. TRUSTEE MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL MISCONDUCT OR NEGLIGENCE. The Trustee may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to rely upon the advice of Counsel concerning all questions hereunder. The Trustee shall not be answerable for the default or misconduct of any attorney or agent selected by it with reasonable care. Except as otherwise provided herein, the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatever in connection with the trust hereunder, except only its own willful misconduct or negligence.

         SECTION 9.04. COMPENSATION. In the Agreement, the Company has agreed to pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including reasonable attorneys' fees. Such obligations of the Company pursuant to Sections 7.05 and 8.04 of the Agreement are secured by a first lien security interest in the Trust Estate superior to the interests of the Holders hereunder. With regard to its compensation, however, except when an Event of Default exists hereunder, the Trustee agrees to exercise any rights pursuant to the preceding sentence only upon forty-five (45) days notice to the Company that such amounts are owed.

         SECTION 9.05. NOTICE OF DEFAULT; RIGHT TO INVESTIGATE. The Trustee shall, within ten (10) days for Significant Bondholders and within ninety (90) days for all Bondholders after the occurrence thereof, give written notice by first class mail to registered Holders of Bonds of all defaults known to the Trustee, unless such defaults have been remedied (the term "defaults" for purposes of this Section and Section 9.06 being defined to include the events specified in clauses (a) through (d) of Section 8.01). The Trustee shall not be deemed to have notice of any default other than under clauses (a) and (b) of
Section 8.01, unless it has actual notice or it is notified in writing of such default by any of the Holders of the Bonds then Outstanding or by the Authority. The Trustee may, however, at any time request that the Authority provide to the Trustee full information of which the Authority has actual knowledge (without undertaking an investigation) as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Company, an investigation into the affairs of the Company related to this Indenture.

         SECTION 9.06. OBLIGATION TO ACT ON DEFAULTS. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of his or her own affairs; provided, that if in the opinion of the Trustee such action may tend to involve expense or liability, it shall not be obligated to take such action unless it is furnished with indemnity satisfactory to it.

         SECTION 9.07. RELIANCE ON REQUISITION, ETC. In addition to the provisions of Section 9.03 with respect to the Trustee's ability to rely on an opinion of counsel, the Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

         SECTION 9.08. TRUSTEE MAY DEAL IN BONDS; OTHER FINANCIAL TRANSACTIONS. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Authority or the Company; provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

         SECTION 9.09. NO DUTY TO RENEW INSURANCE. The Trustee shall be under no duty to effect or to renew any insurance policy nor shall it incur any liability for the failure of the Company to effect or renew insurance or to report or file claims of loss thereunder.

         SECTION 9.10.  INTENTIONALLY OMITTED.

         SECTION 9.11. RESIGNATION OF TRUSTEE. The Trustee may resign and be discharged of the trusts created by this Indenture by written resignation filed with the Authority (and a copy to the Company) not less than sixty (60) days before the date when it is to take effect. The Trustee shall also mail a copy of such written resignation, when filed with the Authority, to the registered owner of any Bond at his last address appearing on the registry books. Such resignation shall take effect only upon the appointment of a successor trustee and the transfer of the Collateral to such successor.

         SECTION 9.12. REMOVAL OF TRUSTEE. Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, (a) executed by the Holders of a majority in principal amount of the Bonds then Outstanding and filed with the Trustee and the Authority or (b) provided no uncured Event of Default has occurred, executed by the Company and filed with the Trustee and the Authority.

         SECTION 9.13. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Authority at direction of the Company shall appoint a successor and such successor shall mail notice of such appointment to the registered owner of any Bond by first class mail at his last address appearing on the registry books. If the Authority fails to make such appointment promptly, the holders of a majority in principal amount of the Bonds then Outstanding may do so. If the holders of a majority in principal amount of Bonds fail to appoint a successor trustee within thirty (30) days, the Trustee may seek a court of competent jurisdiction to have a successor trustee appointed.

         SECTION 9.14. QUALIFICATION OF SUCCESSOR. A successor trustee shall be a national banking association with trust powers, a state bank or a bank and trust company or a trust company or if there be no bank or trust company willing to accept the trust on reasonable and customary terms then such Trustee as may be appointed by a Court of competent jurisdiction, such successor trustee to have a minimum capital and surplus requirement of $50,000,000.

         SECTION 9.15. INSTRUMENTS OF SUCCESSION. Any such successor trustee shall execute, acknowledge and deliver to the Authority an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Authority shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

         SECTION 9.16. MERGER OF TRUSTEE. Any corporation into which any Trustee hereunder may be converted or merged or with which it or any successor to it may be consolidated or to which it may sell or transfer its assets and corporate trust business as a whole or substantially as a whole or any corporation resulting from any such conversion, sale, merger, consolidation or transfer to which any Trustee hereunder shall be a party, IPSO FACTO, shall be the successor trustee under this Indenture, and vested with all of the trusts, powers, duties, discretions, immunities, privileges and other matters as was its predecessor, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

                                    ARTICLE X

                     EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                         AND PROOF OF OWNERSHIP OF BONDS

         SECTION 10.01. OWNERSHIP OF BONDS. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed by an instrument in writing. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and any Paying Agent with regard to any action taken, suffered or omitted by any of them under such instrument if made in the following manner:

         (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution; and

         (b) The ownership of the Bonds shall be proved by the Bond Register.

         Nothing contained in this Article X shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters in this Article X stated which to it may seem sufficient. Any request or consent of the Holder of any Bond shall bind every future Holder of the same Bond and any Bond or Bonds issued in exchange or substitution therefor or upon the registration of transfer thereof in respect of anything done by the Trustee in pursuance of such request or consent.

                                   ARTICLE XI

                           AMENDMENTS AND SUPPLEMENTS

         SECTION 11.01. AMENDMENTS AND SUPPLEMENTS WITHOUT BONDHOLDERS' CONSENT. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, by a Supplemental Indenture executed by the Authority and the Trustee, for one or more of the following purposes:

                  (a) to add additional covenants of the Authority; and

                  (b) for any purpose not inconsistent with the terms of this Indenture, including, without limitation, the issuance of Additional Bonds, or to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interests of the Holders of the Bonds.

         SECTION 11.02. AMENDMENTS WITH BONDHOLDERS' CONSENT. This Indenture may be amended from time to time, except with respect to (a) the principal, Redemption Price, or interest payable upon any Bonds, (b) the Interest Payment Dates, the date of maturity or the redemption provisions of any Bonds, (c) provisions relating to the aggregate principal amount of Bonds required for consent to such Supplemental Indenture, and (d) the security interest and lien granted under this Indenture, (except as provided in Section 6.16 of the Agreement and except to add additional security) by a Supplemental Indenture and approved by the Holders of at least fifty-one per centum (51%) in aggregate principal amount of the Bonds then Outstanding; provided that any dilution of the security for the Loans shall require the consent of one-hundred percent (100%) of the Holders. This Indenture may be amended from time to time in any manner by a Supplemental Indenture consented to by the Company and approved by the Holders of all the Bonds then Outstanding. It shall not be necessary for the consent of the Holders under this Section 11.02 to approve the particular form of any proposed Supplemental Indenture but it shall be sufficient if such consent shall approve the substance thereof.

         SECTION 11.03. COMPANY CONSENT REQUIRED. A Supplemental Indenture shall not become effective unless the Company delivers to the Trustee its written consent to the amendment or supplement or unless the Company fails to deliver a written objection to the Trustee within fifteen (15) days after receipt by the Company of a proposed form of such amendment or supplement.

         SECTION 11.04. AMENDMENT OF AGREEMENT. The Agreement may be amended or supplemented from time to time, without the consent of the Bondholders, by a supplemental Agreement executed by the Authority and the Company, for one or more of the following purposes:

                  (a) to add additional covenants of the Company; and

                  (b) for any purpose not inconsistent with the terms of the Agreement, including, without limitation, the issuance of Additional Bonds, or to cure any ambiguity or to correct or supplement any provision contained therein or in any supplemental agreement which may be defective or inconsistent with any other provision contained therein or in any supplemental agreement, or to make such other provisions in regard to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement and which shall not adversely affect the interests of the Holders of the Bonds.

         If the Authority and the Company propose to amend the Agreement in such a way as would affect the interests of Bondholders and, therefore, would require the consent of the Trustee as provided in this Section 11.04, the Authority shall file with the Trustee a copy of the proposed amendment. The Trustee shall notify Bondholders of the proposed amendment and may consent thereto with the consent of at least fifty-one per centum (51%) in aggregate principal amount of the Bonds then Outstanding and each Significant Bondholder; provided, that the Trustee shall not, without the unanimous consent of the Holders of all Bonds then Outstanding, consent to any amendment which would (a) decrease the amounts payable on the Notes, (b) change the maturity date or the date of payment of any installment of interest under the Notes or change any of the payment provisions of the Notes, or (c) provisions relating to the aggregate principal amount of the Bonds required for consent to such amendment.

         SECTION 11.05. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Authority in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article XI and in so doing shall be fully protected by an opinion of Counsel that such Supplemental Indenture or amendment is so permitted and has been duly authorized by the Authority and does not adversely affect the interests of the Holders of the Bonds and that all things necessary to make it a valid and binding agreement have been done. The Authority agrees to deliver to the Trustee, prior to the execution of a Supplemental Indenture or a supplemental Agreement, an opinion of Bond Counsel to the effect that such amendment or supplement will not have an adverse effect on the exemption of interest on the Bonds from inclusion in gross income of the Holders.

         Notwithstanding anything contained herein to the contrary, there shall be no amendments or supplements to this Indenture or any Supplemental Indenture which increase the duties or responsibilities of any fiduciary under this Indenture or any Supplemental Indenture, without the express prior written consent of such fiduciary.

                                   ARTICLE XII

                                   DEFEASANCE

         SECTION 12.01. DEFEASANCE. (a) When principal or Redemption Price (as the case may be) of, and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same when due in the manner described in this Section 12.01, whether at maturity or upon redemption, acceleration, or otherwise, together with all other sums payable hereunder or under the Agreement, the right, title and interest of the Trustee shall thereupon cease (except with respect to moneys or securities held by the Trustee hereunder for the payment of the principal or Redemption Price (as the case may be) of, and interest on, the Bonds and other amounts) and the Trustee, on written demand of the Authority, shall release the lien of this Indenture and shall execute documents to evidence such release as may be reasonably required by the Authority, shall surrender the Notes to the Company and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder.

         (b) Provision for the payment of Bonds shall be deemed to have been made upon the delivery to the Trustee of (i) cash in an amount which, when added to any other moneys held by the Trustee and available for such payment, would be sufficient to make all payments specified above, or (ii) Government Obligations which are non-callable prior to the stated maturity thereof and having stated maturities arranged so that the principal of and interest becoming due and payable on such Government Obligations will, under any and all circumstances (and without further investment or reinvestment of either the principal amount thereof or the interest earned thereon), be sufficient (as confirmed by a nationally recognized firm of public accountants) to make all such payments, or
(iii) any combination of such cash and such Government Obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient to make all such payments, and in each case, the delivery to the Trustee of (a) an opinion of Bond Counsel to the effect that such defeasance is permitted under this Section 12.01 and (b) an opinion of Counsel selected by the Trustee and reasonably acceptable to the Company as to such other matters as the Trustee or the Holders of at least a majority in aggregate principal amount of the Outstanding Bonds may reasonably request. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for the payment of the principal of, Redemption Price and interest on said Bonds.

         (c) The release of the  obligations of the Authority under this Section
12.01 shall not affect the obligations of the Company to make direct payments to the Authority, the Trustee or any Holder of the Bonds pursuant to the Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01. DISSOLUTION. In the event of the dissolution of the Authority, all the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of, or for the benefit of, the Authority, shall bind or inure to the benefit of the successors of the Authority from time to time and any officer, board, commission, agency or instrumentality to whom or to which any power or duty of the Authority shall be transferred.

         SECTION 13.02. NO RIGHTS CONFERRED ON OTHERS. Except as in this Indenture otherwise specifically provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person other than the Company, the Authority, the Trustee and the Holders of the Bonds issued under this Indenture, any right, remedy or claim under or by reason of this Indenture, this Indenture being intended to be for the sole and exclusive benefit of the Company, the Authority, the Trustee and the Holders of the Bonds issued under this Indenture.

         SECTION 13.03. DEPOSIT OF FUNDS FOR PAYMENT OF BONDS. If the Authority deposits with the Trustee funds sufficient to pay the principal or Redemption Price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, all interest on such Bonds shall cease to accrue on the due date and all liability of the Authority with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, provided that such restriction shall not affect the obligations of the Company to make direct payments to the Holders of the Bonds pursuant to this Indenture or the Agreement, and the Trustee shall deposit such moneys with the Paying Agent to be held in trust for such Holders.

         If any Bond or evidence of beneficial ownership of such Bond shall not be presented for payment when the principal thereof becomes due (whether at maturity, by acceleration, upon call for redemption, upon purchase or otherwise), all liability of the Authority to the registered owner thereof for the payment of such Bond, shall forthwith cease, terminate and be completely discharged if funds sufficient to pay such Bond and interest due thereon, if any, are held by the Trustee uninvested for the benefit of the registered owner thereof. Thereupon it shall be the duty of the Trustee to comply with the Uniform Unclaimed Property Act, N.J.S.A. 46:30B-1 ET SEQ. with respect to such funds. The registered owner shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

         SECTION 13.04. SEVERABILITY OF INVALID PROVISIONS. In case any one or more of the provisions of this Indenture or of the Bonds issued under this Indenture shall, for any reason, be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Indenture or of said Bonds, and this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provisions had not been contained herein or therein.

         SECTION 13.05. NO PERSONAL RECOURSE. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, agent, or employee of the Authority in his individual capacity, and neither the members of the Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         SECTION 13.06.  NOTICE.

         (a) Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given to or filed with the persons named below shall be deemed to have been sufficiently given or filed for all purposes of this Indenture if and when sent by registered mail return receipt requested:

                  (i) To the Authority at 36 West State Street, P.O. Box 990, Trenton, New Jersey, 08625, Attention: Director of Program Services or at such other address as may be designated in writing by the Authority to the Trustee, copy to McManimon & Scotland, L.L.C., One Riverfront Plaza, Newark, New Jersey 07102, Attention: John V. Cavaliere, Esq.;

                  (ii) To the Trustee at 385 Rifle Camp Road, West Paterson, New Jersey 07424, Attn: Corporate Trust Department;

                  (iii) To the Company at 165 Ludlow Avenue, Northvale, New Jersey 07647, Attention: Mark Gittelman, Chief Financial Officer, with a copy to Gallo Geffner Fenster, P.C., Country Club Plaza, West 115 Century Road, Paramus, New Jersey 07652, Attention: Michael L. Messer, Esq.; and

                  (iv) To the Placement Agent, Ryan Beck & Co., 740 Broad Street, Shrewsbury, New Jersey 07702, copy to DeCotiis, FitzPatrick, Cole & Wisler, LLP, 500 Frank W. Burr Boulevard, Teaneck, New Jersey 08607, Attention: Isabel Miranda, Esq.

         (b) Upon the written request of either the Company or the Placement Agent, the Trustee shall promptly provide a list of all Bondholders.

         SECTION 13.07. EXECUTION IN SEVERAL COUNTERPARTS. This Indenture shall be simultaneously executed in several identical counterparts, and all of said counterparts executed and delivered, each as an original and complete in itself, shall constitute but one and the same instrument and any such counterpart may be introduced in evidence, proved, recorded or used for any purpose without the production of any other counterpart.

         SECTION 13.08. LAWS GOVERNING INDENTURE. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State.

         SECTION 13.09. SUCCESSORS AND ASSIGNS. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Authority, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         SECTION 13.10. HEADINGS FOR CONVENIENCE ONLY. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 13.11. CREDITS ON THE NOTES. In addition to any credit, payment or satisfaction expressly provided for under the provisions of this Indenture in respect of payments due under the Notes, the Trustee shall make credits against amounts otherwise payable in respect of the applicable Note in an amount corresponding to (a) the principal amount of any Bond surrendered to the Trustee by the Company or the Authority, or purchased by the Trustee, for cancellation and (b) the amount of money held by the Trustee and available and designated for the payment of principal or Redemption Price of, or interest on, the Bonds, regardless of the source of payment to the Trustee of such moneys. The Trustee shall promptly notify the Company when such credits arise.

         SECTION 13.12. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the municipality of payment are authorized by law to close, then payment of interest or principal or Redemption Price need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue for the period after such date.

         SECTION 13.13. FORM OF BONDS. The Initial Bonds to be issued under and secured by this Indenture and the Trustee's certificate of authentication are to be in substantially the form attached hereto as EXHIBIT A and EXHIBIT B with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture.

         IN WITNESS WHEREOF, The Authority and the Trustee have caused their respective corporate seals to be hereunto affixed and attested and these presents to be signed by their respective officers thereunto duly authorized and this Indenture to be dated as of the day and year first above written.

{SEAL}
ATTEST                                  NEW JERSEY ECONOMIC DEVELOPMENT
                                         AUTHORITY





/s/ Lawrence G. Cier                    By: /s/ Gregory Ritz
---------------------------------           ------------------------------------
Lawrence G. Cier                                Gregory Ritz
Assistant Secretary                             Chief Financial Officer

                  (COUNTERPART SIGNATURE PAGE TO THE INDENTURE)



                                         THE BANK OF NEW YORK, as Trustee



                                         By: /s/ Susan M. Pszonek
                                            -------------------------------
                                                 Susan M. Pszonek
                                                 Vice President

                                    EXHIBIT A
                             (FORM OF SERIES A BOND)

THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

THIS BOND IS NOT RATED AND NO APPLICATION WILL BE MADE TO OBTAIN A RATING HEREON. PURCHASE OF THIS BOND SHOULD ONLY BE MADE BY AN INVESTOR WHO (A) CAN BEAR THE ECONOMIC RISK OF THIS BOND, (B) HAS SUCH KNOWLEDGE AND EXPERIENCE IN BUSINESS AND FINANCIAL MATTERS AS TO BE CAPABLE OF EVALUATING THE RISKS AND MERITS OF THIS BOND, (C) ACKNOWLEDGES THAT THIS BOND SHOULD ONLY BE CONSIDERED FOR PURCHASE AS PART OF A DIVERSIFIED PORTFOLIO OF HIGH YIELD, HIGH RISK SECURITIES, AND (D) HAS UNDERTAKEN THE RESPONSIBILITY FOR OBTAINING ALL INFORMATION THAT IS DEEMED NECESSARY AND DESIRABLE TO FORM A DECISION TO PURCHASE THIS BOND.

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                           ECONOMIC DEVELOPMENT BONDS
             (ELITE PHARMACEUTICALS, INC. - 2005 PROJECT), SERIES A


                    MATURITY                                    DATED
NUMBER RA - 1       DATE                                DATE
                    ----                                ----
                    September 1, 2030                   August 15, 2005

CUSIP NUMBER:       ________________

REGISTERED OWNER:   CEDE & CO.

PRINCIPAL AMOUNT:   THREE MILLION SIX HUNDRED SIXTY THOUSAND
                    AND 00/100 DOLLARS ($3,660,000.00)

INTEREST RATE:      SIX AND ONE HALF PER CENT (6.50%)


         THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic, constituting an instrumentality of the

State of New Jersey duly organized and existing under the laws of the State of New Jersey and, in particular, The New Jersey Economic Development Authority Act, constituting N.J.S.A. 34:1B.1 ET SEQ., as may be amended and supplemented (the "Act"), for value received, hereby promises to pay, but only from the funds provided therefor as hereinafter set forth, to the registered owner specified hereinabove, or registered assigns on the maturity date (specified above), unless this Bond shall be redeemed and shall have been previously called for redemption and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal sum specified above and to pay interest thereon (but only out of said amounts) at the interest rate per annum specified above from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or provided for or on March 1, 2006 and semiannually thereafter on March 1 and September 1 in each year (each an "Interest Payment Date") until payment of said principal sum has been made or provided for. Interest on the Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, pursuant to the Indenture (as hereinafter defined) be paid to the registered owner hereof at the close of business on the regular record date for such interest, which date shall be the fifteenth (15th) day (whether such day is a business day) of the calendar month immediately preceding such Interest Payment Date (the "Regular Record Date"). Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner on the relevant Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the Registered Owner in whose name the Bond is registered at the close of business on a special Record Date (the "Special Record Date") to be fixed by the Trustee, such Special Record Date to be not more than fifteen (15) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each registered owner, at such registered owner's address as it appears in the Bond Register (as hereinafter defined), not less than ten (10) days prior to such Special Record Date. Interest on this Bond shall be payable by check mailed to the Registered Owner hereof on the Interest Payment Date. Payments of principal, Redemption Price or interest due on this Bond may also be payable by electronic funds transfer to the Registered Owner of $1,000,000 or more; provided such Registered Owner requests such electronic funds transfer and delivers to the Trustee in writing, not later than the close of business on the applicable Record Date preceding such transfer the following information needed to make such transfer: the name of the bank to receive such transfer, wiring code of said bank, ABA number, account number of the Registered Owner and name of a contact person at the bank. The principal of and interest on this Bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

         This Bond is issued under and pursuant to the Constitution and Laws of the State of New Jersey, and under and pursuant to a resolution duly adopted by the Authority on July 12, 2005. This Bond and the Bonds of the issue of which it forms a part are special, limited obligations of the Authority payable solely from the revenues and assets constituting the Trust Estate (as defined in the Indenture) pledged under the Indenture. THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

         This Bond is one of the Bonds of a duly authorized issue of economic development bonds of the Authority in the aggregate principal amount of $3,660,000 and is known as "New Jersey Economic Development Authority, Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Series A" (the "Bonds").

         The Bonds are issued for the purpose of financing a project as more fully defined in the Agreement (as hereinafter defined). Elite Pharmaceuticals, Inc. (the "Company") and the Authority have entered into a Loan Agreement dated as of August 15, 2005 (which Loan Agreement as it may from time to time be amended is hereinafter called the "Agreement") pursuant to the terms of which the Authority has agreed to issue and sell the Bonds and to lend the proceeds thereof to the Company, and in consideration thereof the Company has agreed to make payments to the Authority sufficient to pay the principal of, redemption premium (if any) and interest on the Bonds as the same become due and payable.

         This Bond is issued under and pursuant to an Indenture dated as of August 15, 2005 (said Indenture together with all such supplements and amendments thereto as therein permitted, the "Indenture"), by and between the Authority and The Bank of New York, as trustee (said banking institution and any successor trustee under the Indenture, the "Trustee"). An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds, the collection and disposition of revenues, a description of the funds pledged to the payment of the principal of and interest on the Bonds, the nature and extent of the security, the rights, duties and obligations of the Authority and the Trustee and the rights of the holders of the Bonds, and, by the acceptance of this Bond, the holder hereof assents to all of the provisions of the Indenture.

I. REDEMPTION OF BONDS

         (a) OPTIONAL REDEMPTION. The Bonds are subject to optional redemption, in whole at any time or in part on any Interest Payment Date, at the redemption prices (expressed as a percentage of the principal amount to be redeemed) as set forth below:


                           DATE                        REDEMPTION PRICE
                           ----                        ----------------

         September 1, 2015 to August 31, 2016                102%
         September 1, 2016 to August 31, 2017                101%
         Thereafter                                          100%

         If less than all the Bonds are to be redeemed, the Bonds shall be selected by the Trustee by lot, or in such other manner as the Trustee may determine, for redemption.

         (b) MANDATORY SINKING FUND REDEMPTION. The Bonds are subject to mandatory sinking fund redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof on September 1 of the years and in the amounts set forth below:

                           YEAR                          AMOUNT
                           ----                          ------

                           2006                         $120,000
                           2007                          125,000
                           2008                          135,000
                           2009                          140,000
                           2010                          150,000
                           2011                          165,000
                           2012                          170,000
                           2013                          185,000
                           2014                          195,000
                           2015                          210,000
                           2016                          220,000
                           2017                           85,000
                           2018                           90,000
                           2019                           95,000
                           2020                          105,000
                           2021                          110,000
                           2022                          115,000
                           2023                          125,000
                           2024                          130,000
                           2025                          140,000
                           2026                          150,000
                           2027                          160,000
                           2028                          170,000
                           2029                          180,000
                           2030*                         190,000

         *Final Maturity


         (c) MANDATORY REDEMPTION - FUNDS REMAINING IN PROJECT FUND. The Bonds are subject to mandatory redemption in part on the earlier of (a) the third anniversary date of the issuance of the Bonds or (b) a date not later than forty-five (45) days after the Completion Date (as defined in the Indenture), to the extent of moneys remaining in the Project Fund established under and pursuant to the Indenture as of such date, at a redemption price equal to one hundred percent (100%) of the principal amount of Bonds to be redeemed plus interest accrued thereon to the redemption date; provided, however that such redemption shall not be made if the Company obtains at its expense an opinion of bond counsel acceptable to the Trustee to the effect that the failure to make such redemption will not adversely affect the exemption of interest on the Bonds for either federal or State income tax purposes.

         (d) EXTRAORDINARY MANDATORY REDEMPTION - DETERMINATION OF TAXABILITY. The Bonds are subject to mandatory redemption in whole not later than sixty (60) days after the occurrence of a Determination of Taxability (as defined in the Agreement) at a redemption price equal to one hundred and five percent (105%) of the principal amount of Bonds to be redeemed plus interest accrued thereon to such redemption date.

         (e) EXTRAORDINARY MANDATORY REDEMPTION - CASUALTY AND CONDEMNATION PROCEEDS. The Bonds are subject to mandatory redemption by the Authority prior to maturity, in whole at any time, or in part on any Interest Payment Date to the extent proceeds of insurance or condemnation awards are received with respect to the Project and are not used to repair or restore the Project Facilities pursuant to the Loan Agreement at a redemption price equal to 100% of the principal amount to be redeemed, plus interest accrued thereon to the redemption date.

         (f) SPECIAL MANDATORY REDEMPTION - BREACH OF CERTAIN PUBLIC PURPOSE COVENANTS. The Bonds are subject to special mandatory redemption in whole as soon as practicable but no later than the 90th day following the Authority's written notice to the Trustee and the Company that (i) the Company has ceased to operate the Project or ceased to cause the Project to be operated as an authorized project under the Act for twelve (12) consecutive months, without first obtaining the prior written consent of the Authority or (ii) any representation or warranty of the Company contained in the Agreement or in any other document furnished to the Authority in connection with the Bonds proves to have been false or misleading in any material respect when made. Upon the occurrence of any such event, the Bonds shall be redeemed by the Authority at a redemption price equal to 100% of the principal amount thereof plus interest accrued thereon to the redemption date.

         Notice of any redemption pursuant to the preceding paragraphs shall be given by the Trustee by first class mail postage prepaid to each registered owner of the Bonds at his address as it appears on the Bond Register (as hereinafter defined). Such notice shall be mailed not less than thirty (30) nor more than forty-five (45) days prior to the redemption date (except with respect to redemptions made pursuant to paragraphs (d) and (f), mailed within the time period specified for such redemption). Failure to mail such notice or defects therein or in the mailing thereof shall not affect the validity of the redemption. In connection with any such notice, the "CUSIP" numbers assigned to the Bonds being called for redemption may be used but reliance may be placed only on the identification number printed hereon. In the event that less than the full principal amount hereof shall have been called for redemption, the registered owner hereof may surrender this Bond in exchange for one or more new Bonds in aggregate principal amount equal to the unredeemed portion of principal, as provided in the Indenture.

         After notice of redemption shall have been given as aforesaid, then, from and after the date fixed for redemption, the Bonds so called for redemption shall cease to bear interest and such Bonds shall no longer constitute a lien on the Trust Estate and shall not be considered Outstanding under the Indenture.

II.      GENERAL PROVISIONS

         Pursuant to the Indenture, the Authority has, for the benefit of the holders of the Bonds, assigned to the Trustee the Authority's right, title and interest under the Agreement and the Notes, subject to the reservation of certain rights by the Authority under the Agreement to exercise remedies thereunder under certain circumstances, to receive certain fees, expenses and notices, to render consents and approvals and to receive indemnification.

         The holder of this Bond shall have no right to enforce the provisions of the Indenture or the Agreement or to institute any action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture or the Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of the Bonds may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

         Modifications or alterations of the Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the holders of the Bonds.

         This Bond is registered as to both principal and interest on the registration books of the Trustee to be kept for that purpose at the corporate trust office of the Trustee, and both principal and interest shall be payable only to the registered owner hereof. No transfer hereof shall be valid unless made at said office by the registered owner in person or by his duly authorized attorney and noted hereon. The Authority and the Trustee may treat the registered owner of this Bond as the absolute owner hereof for all purposes, and payment of or on account of either principal or interest made to such registered owner shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid and neither the Authority nor the Trustee shall be affected by any notice to the contrary.

         At the written request (in form satisfactory to the Trustee) of the registered owner, this Bond shall, except during the fifteen (15) days immediately prior to the mailing of notice of such redemption of the Bonds or after Bonds have been selected for redemption, be exchanged for an equal aggregate principal amount of Bonds in fully-registered form by the preparation and substitution of a new Bond or Bonds, signed or executed by such officers of the Authority as are then in office, of like date, maturity and interest rate, in minimum denominations of $5,000 and any $5,000 integral multiple thereof.

         This  Bond  is  not  valid   unless  the   Trustee's   Certificate   of
Authentication endorsed hereon is duly executed.

         This Bond shall be governed by and construed in accordance with the laws of the State of New Jersey.

         The Act provides that no member of the Authority nor any person executing bonds for the Authority shall be liable personally on the Bonds by reason of the issuance thereof.

         All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

            {THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK}

         IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be executed by the manual or facsimile signature of its Chief Financial Officer and its official seal or a facsimile thereof to be impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Assistant Secretary.

SEAL
ATTEST                                       NEW JERSEY ECONOMIC DEVELOPMENT
                                              AUTHORITY



                                             By:
--------------------------------                --------------------------------

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one the Bonds described in the within mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                           as Trustee and as Bond Registrar

                                          By:
                                             -----------------------------------
                                             Authorized Signatory
Authentication Date:

                                    EXHIBIT B
                             (FORM OF SERIES B BOND)

THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

THIS BOND IS NOT RATED AND NO APPLICATION WILL BE MADE TO OBTAIN A RATING HEREON. PURCHASE OF THIS BOND SHOULD ONLY BE MADE BY AN INVESTOR WHO (A) CAN BEAR THE ECONOMIC RISK OF THIS BOND, (B) HAS SUCH KNOWLEDGE AND EXPERIENCE IN BUSINESS AND FINANCIAL MATTERS AS TO BE CAPABLE OF EVALUATING THE RISKS AND MERITS OF THIS BOND, (C) ACKNOWLEDGES THAT THIS BOND SHOULD ONLY BE CONSIDERED FOR PURCHASE AS PART OF A DIVERSIFIED PORTFOLIO OF HIGH YIELD, HIGH RISK SECURITIES, AND (D) HAS UNDERTAKEN THE RESPONSIBILITY FOR OBTAINING ALL INFORMATION THAT IS DEEMED NECESSARY AND DESIRABLE TO FORM A DECISION TO PURCHASE THIS BOND.

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                           ECONOMIC DEVELOPMENT BONDS
                  (ELITE PHARMACEUTICALS, INC. - 2005 PROJECT),
                           FEDERALLY TAXABLE SERIES B


                     MATURITY                                    DATED
NUMBER RB - 1        DATE                                DATE
                     ----                                ----
                     September 1, 2012                   August 15, 2005

CUSIP NUMBER:        ________________

REGISTERED OWNER:    CEDE & CO.

PRINCIPAL AMOUNT:    FOUR HUNDRED NINETY FIVE THOUSAND AND
                     00/100 DOLLARS ($495,000.00)

INTEREST RATE:       NINE PER CENT (9.00%)


         THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic, constituting an instrumentality of the

State of New Jersey duly organized and existing under the laws of the State of New Jersey and, in particular, The New Jersey Economic Development Authority Act, constituting N.J.S.A. 34:1B.1 ET SEQ., as may be amended and supplemented (the "Act"), for value received, hereby promises to pay, but only from the funds provided therefor as hereinafter set forth, to the registered owner specified hereinabove, or registered assigns on the maturity date (specified above), unless this Bond shall be redeemed and shall have been previously called for redemption and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal sum specified above and to pay interest thereon (but only out of said amounts) at the interest rate per annum specified above from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or provided for or on March 1, 2006 and semiannually thereafter on March 1 and September 1 in each year (each an "Interest Payment Date") until payment of said principal sum has been made or provided for. Interest on the Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, pursuant to the Indenture (as hereinafter defined) be paid to the registered owner hereof at the close of business on the regular record date for such interest, which date shall be the fifteenth (15th) day (whether such day is a business day) of the calendar month immediately preceding such Interest Payment Date (the "Regular Record Date"). Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner on the relevant Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the Registered Owner in whose name the Bond is registered at the close of business on a special Record Date (the "Special Record Date") to be fixed by the Trustee, such Special Record Date to be not more than fifteen (15) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each registered owner, at such registered owner's address as it appears in the Bond Register (as hereinafter defined), not less than ten (10) days prior to such Special Record Date. Interest on this Bond shall be payable by check mailed to the Registered Owner hereof on the Interest Payment Date. Payments of principal, Redemption Price or interest due on this Bond may also be payable by electronic funds transfer to the Registered Owner of $1,000,000 or more; provided such Registered Owner requests such electronic funds transfer and delivers to the Trustee in writing, not later than the close of business on the applicable Record Date preceding such transfer the following information needed to make such transfer: the name of the bank to receive such transfer, wiring code of said bank, ABA number, account number of the Registered Owner and name of a contact person at the bank. The principal of and interest on this Bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

         This Bond is issued under and pursuant to the Constitution and Laws of the State of New Jersey, and under and pursuant to a resolution duly adopted by the Authority on July 12, 2005. This Bond and the Bonds of the issue of which it forms a part are special, limited obligations of the Authority payable solely from the revenues and assets constituting the Trust Estate (as defined in the Indenture) pledged under the Indenture. THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

         This Bond is one of the Bonds of a duly authorized issue of economic development bonds of the Authority in the aggregate principal amount of $495,000 and is known as "New Jersey Economic Development Authority, Economic Development Bonds (Elite Pharmaceuticals, Inc. - 2005 Project), Federally Taxable Series B" (the "Bonds").

         The Bonds are issued for the purpose of financing a project as more fully defined in the Agreement (as hereinafter defined). Elite Pharmaceuticals, Inc. (the "Company") and the Authority have entered into a Loan Agreement dated as of August 15, 2005 (which Loan Agreement as it may from time to time be amended is hereinafter called the "Agreement") pursuant to the terms of which the Authority has agreed to issue and sell the Bonds and to lend the proceeds thereof to the Company, and in consideration thereof the Company has agreed to make payments to the Authority sufficient to pay the principal of, redemption premium (if any) and interest on the Bonds as the same become due and payable.

         This Bond is issued under and pursuant to an Indenture dated as of August 15, 2005 (said Indenture together with all such supplements and amendments thereto as therein permitted, the "Indenture"), by and between the Authority and The Bank of New York, as trustee (said banking institution and any successor trustee under the Indenture, the "Trustee"). An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds, the collection and disposition of revenues, a description of the funds pledged to the payment of the principal of and interest on the Bonds, the nature and extent of the security, the rights, duties and obligations of the Authority and the Trustee and the rights of the holders of the Bonds, and, by the acceptance of this Bond, the holder hereof assents to all of the provisions of the Indenture.

I. REDEMPTION OF BONDS

         (a) OPTIONAL REDEMPTION. The Bonds are not subject to optional redemption.

         (b) MANDATORY SINKING FUND REDEMPTION. The Bonds are subject to mandatory sinking fund redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof on September 1 of the years and in the amounts set forth below:


                           YEAR                         AMOUNT
                           ----                         ------

                           2006                        $55,000
                           2007                         60,000
                           2008                         65,000
                           2009                         70,000
                           2010                         75,000
                           2011                         80,000
                           2012*                        90,000

         *Final Maturity

         (c) MANDATORY REDEMPTION - FUNDS REMAINING IN PROJECT FUND. The Bonds are subject to mandatory redemption in part on the earlier of (a) the third anniversary date of the issuance of the Bonds or (b) a date not later than forty-five (45) days after the Completion Date (as defined in the Indenture), to the extent of moneys remaining in the Project Fund established under and pursuant to the Indenture as of such date, at a redemption price equal to one hundred percent (100%) of the principal amount of Bonds to be redeemed plus interest accrued thereon to the redemption date.

         (d) EXTRAORDINARY MANDATORY REDEMPTION - CASUALTY AND CONDEMNATION PROCEEDS. The Bonds are subject to mandatory redemption by the Authority prior to maturity, in whole at any time, or in part on any Interest Payment Date to the extent proceeds of insurance or condemnation awards are received with respect to the Project and are not used to repair or restore the Project Facilities pursuant to the Loan Agreement at a redemption price equal to 100% of the principal amount to be redeemed, plus interest accrued thereon to the redemption date.

         (e) SPECIAL MANDATORY REDEMPTION - BREACH OF CERTAIN PUBLIC PURPOSE COVENANTS. The Bonds are subject to special mandatory redemption in whole as soon as practicable but no later than the 90th day following the Authority's written notice to the Trustee and the Company that (i) the Company has ceased to operate the Project or ceased to cause the Project to be operated as an authorized project under the Act for twelve (12) consecutive months, without first obtaining the prior written consent of the Authority or (ii) any representation or warranty of the Company contained in the Agreement or in any other document furnished to the Authority in connection with the Bonds proves to have been false or misleading in any material respect when made. Upon the occurrence of any such event, the Bonds shall be redeemed by the Authority at a redemption price equal to 100% of the principal amount thereof plus interest accrued thereon to the redemption date.

         Notice of any redemption pursuant to the preceding paragraphs shall be given by the Trustee by first class mail postage prepaid to each registered owner of the Bonds at his address as it appears on the Bond Register (as hereinafter defined). Such notice shall be mailed not less than thirty (30) nor more than forty-five (45) days prior to the redemption date (except with respect to redemptions made pursuant to paragraph (e), mailed within the time period specified for such redemption). Failure to mail such notice or defects therein or in the mailing thereof shall not affect the validity of the redemption. In connection with any such notice, the "CUSIP" numbers assigned to the Bonds being called for redemption may be used but reliance may be placed only on the identification number printed hereon. In the event that less than the full principal amount hereof shall have been called for redemption, the registered owner hereof may surrender this Bond in exchange for one or more new Bonds in aggregate principal amount equal to the unredeemed portion of principal, as provided in the Indenture.

         After notice of redemption shall have been given as aforesaid, then, from and after the date fixed for redemption, the Bonds so called for redemption shall cease to bear interest and such Bonds shall no longer constitute a lien on the Trust Estate and shall not be considered Outstanding under the Indenture.

II.      GENERAL PROVISIONS

         Pursuant to the Indenture, the Authority has, for the benefit of the holders of the Bonds, assigned to the Trustee the Authority's right, title and interest under the Agreement and the Notes, subject to the reservation of certain rights by the Authority under the Agreement to exercise remedies thereunder under certain circumstances, to receive certain fees, expenses and notices, to render consents and approvals and to receive indemnification.

         The holder of this Bond shall have no right to enforce the provisions of the Indenture or the Agreement or to institute any action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture or the Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of the Bonds may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

         Modifications or alterations of the Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the holders of the Bonds.

         This Bond is registered as to both principal and interest on the registration books of the Trustee to be kept for that purpose at the

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


corporate trust office of the Trustee, and both principal and interest shall be payable only to the registered owner hereof. No transfer hereof shall be valid unless made at said office by the registered owner in person or by his duly authorized attorney and noted hereon. The Authority and the Trustee may treat the registered owner of this Bond as the absolute owner hereof for all purposes, and payment of or on account of either principal or interest made to such registered owner shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums so paid and neither the Authority nor the Trustee shall be affected by any notice to the contrary.

         At the written request (in form satisfactory to the Trustee) of the registered owner, this Bond shall, except during the fifteen (15) days immediately prior to the mailing of notice of such redemption of the Bonds or after Bonds have been selected for redemption, be exchanged for an equal aggregate principal amount of Bonds in fully-registered form by the preparation and substitution of a new Bond or Bonds, signed or executed by such officers of the Authority as are then in office, of like date, maturity and interest rate, in minimum denominations of $5,000 and any $5,000 integral multiple thereof.

         This  Bond  is  not  valid   unless  the   Trustee's   Certificate   of
Authentication endorsed hereon is duly executed.

         This Bond shall be governed by and construed in accordance with the laws of the State of New Jersey.

         The Act provides that no member of the Authority nor any person executing bonds for the Authority shall be liable personally on the Bonds by reason of the issuance thereof.

         All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

            {THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK}

         IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be executed by the manual or facsimile signature of its Chief Financial Officer and its official seal or a facsimile thereof to be impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Assistant Secretary.

SEAL
ATTEST                                    NEW JERSEY ECONOMIC DEVELOPMENT
                                           AUTHORITY



                                          By:
-----------------------------------          -----------------------------------

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one the Bonds described in the within mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                         as Trustee and as Bond Registrar



                                        By:
                                           ------------------------------
                                           Authorized Signatory
Authentication Date: